As filed with the Securities and Exchange Commission on September 11, 2008
1933 Act File No. 333-
1940 Act File No. 811-22047

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
(Check appropriate box or boxes)
☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. ___

☐	Post-Effective Amendment No. ___
and
☐	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑	Amendment No. 6
CALAMOS GLOBAL DYNAMIC INCOME FUND
2020 Calamos Court
Naperville, Illinois 60563
(630) 245-7200
Agent for Service
John P. Calamos, Sr.
President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois 60563
Copies of Communications to:
Cameron S. Avery, Esq.
Bell, Boyd & Lloyd LLP
70 West Madison Street
Chicago, Illinois 60602
Approximate Date of Proposed Public Offering: From time to time after the effective date of the Registration Statement.
If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box....☑
It is proposed that this filing will become effective (check appropriate box)
☑	when declared effective pursuant to section 8(c)
If appropriate, check the following box:
     ☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
     ☐ This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is                     .

		Proposed Maximum
Title of Securities	Amount	Aggregate	Amount of
Being Registered	Registered(1)	Offering Price(2)	Registration Fee(3)
Common shares, no par value per share; preferred shares, no par value per share; debt securities		$180,000,000	$7,074

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock, shares of preferred stock and debt securities to be offered on an immediate, continuous, or delayed basis.

(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $180,000,000.

(3)	Transmitted prior to filing.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 11, 2008
Base Prospectus
$180,000,000
Calamos Global Dynamic Income Fund
Common Shares
Preferred Shares
Debt Securities
     Calamos Global Dynamic Income Fund (the “Fund,” “we” or “our”) is a diversified, closed-end management investment company which commenced investment operations in June 2007. Our investment objective is to generate a high level of current income with a secondary objective of capital appreciation.
     We may offer, on an immediate, continuous, or delayed basis, up to $180 million aggregate initial offering price of our common shares (no par value per share), preferred shares (no par value per share) or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common shares, preferred shares and debt securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.
     We may offer our securities directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which we may offer our securities, see “Plan of Distribution.” Our securities may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus supplement and a prospectus.
     Our common shares are listed on the New York Stock Exchange under the symbol “CHW.” As of September 9, 2008, the last reported sale price for our common shares was $9.85.
     Investing in our securities involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page ___of this prospectus. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our securities. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Prospectus dated            , 2008
     This prospectus, together with any prospectus supplement, sets forth concisely the information that you should know before investing. You should read the prospectus and prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain the prospectus and prospectus supplement for future reference. A statement of additional information, dated                , 2008, as supplemented from

time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page ___of this prospectus, request a free copy of our annual and semi-annual reports, request other information or make shareholder inquiries, by calling toll-free 1-800-582-6959 or by writing to the Fund at 2020 Calamos Court, Naperville, Illinois 60563. The Fund’s annual and semi-annual reports also are available on our website at www.calamos.com, which also provides a link to the SEC’s website, as described below, where the Fund’s statement of additional information can be obtained. Information included on our website does not form part of this prospectus. You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
     Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
     You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement in making your investment decisions. We have not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any prospectus supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus and in any prospectus supplement is accurate only as of the dates on their covers. Our business, financial condition and prospects may have changed since such dates. We will advise investors of any material changes to the extent required by applicable law.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This prospectus, any accompanying prospectus supplement and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus as well as in any accompanying prospectus supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.
     Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus, any accompanying prospectus supplement and the statement of additional information are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the “1933 Act”).
     Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

PROSPECTUS SUMMARY
     The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained in this prospectus and in any related prospectus supplement and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page ___ of this prospectus.
The Fund
     The Fund is a diversified, closed-end management investment company. We commenced operations in June 2007 following our initial public offering. As of the date of this prospectus, we have $50 million of Auction Market Preferred Shares outstanding and $300 million in aggregate principal amount of senior debt securities. Our fiscal year ends on October 31. Our investment objective is to generate a high level of current income, with a secondary objective of capital appreciation.
Investment Adviser
     Calamos Advisors LLC (the “Adviser” or “Calamos”) serves as our investment adviser. Calamos is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio securities. As of June 30, 2008, Calamos managed approximately $41.2 billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of Calamos Holdings, LLC (“Holdings”) and an indirect subsidiary of Calamos Asset Management, Inc., a publicly traded holding company.
     The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to 1.00% of the Fund’s average weekly managed assets. “Managed assets” means the managed assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). See “Management of the Fund.”
     The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois 60563.
The Offering
     We may offer, on an immediate, continuous or delayed basis, up to $180 million of our securities on terms to be determined at the time of the offering. Our securities will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. The securities we may offer include common shares and preferred shares and debt securities (collectively, preferred shares and debt securities are sometimes referred to herein as “senior securities”).
     We may offer our securities directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” Our securities may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and prospectus supplement describing the method and terms of the offering of our securities.
Recent Developments
     Extendible Senior Notes. On April 30, 2008, the Fund’s Board of Trustees approved the redemption of 12,000 of the 14,000 outstanding Auction Market Preferred Shares of the Fund (referred to herein as “Preferred Shares” or “Auction Market Preferred Shares”). Subsequent to April 30, 2008, these shares were redeemed at a price of $25,000 per share (which was equal to the per share liquidation preference) plus any accrued and unpaid dividends (an aggregate price of $300 million). The Auction Market Preferred Shares were replaced with debt financing in the form of privately placed floating rate extendible senior secured notes. The notes were issued in the aggregate amount of $300 million at the three month London Inter-bank Offered Rate (“LIBOR”) plus .50%. As of August 15, 2008, the interest rate was approximately 3.22%. Prior to April 30, 2008, the Fund paid a one-time agency fee of 1.00% and an annual facility fee of .75% in connection with the redemption of the notes.
     The notes will mature on June 1, 2009, the initial maturity date, unless the notes are extended by the holder. In no event shall the notes be extended beyond May 1, 2011, the final maturity date. On May 1, 2009, and May 1, 2010, the Fund has the right to redeem all of the notes at a price equal to 100.25% of the principal amount of the notes. Under the terms of the notes, we are required to comply with certain asset maintenance requirements, including those of Fitch Ratings, Inc. See “Description of Securities” and “Ratings Agency Guidelines.”
     Throughout the remainder of this prospectus, the term “Extendible Senior Notes” refers to the notes described above.
     The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by (1) borrowing under the Extendible Senior Notes and (2) paying dividends on the remaining $50 million of Preferred Shares outstanding. The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)(1)(2)	(10%)	(5%)	0%	5%	10%
Corresponding Common Share Return	(15.95%)	(8.75%)	(1.55%)	5.64%	12.84%

(1)	Includes interest expense on the Extendible Senior Notes, accrued at the interest rate in effect on August 15, 2008 of 3.21563% (the three month LIBOR plus .50%).

(2)	Includes dividends on the $50 million of Preferred Shares outstanding, accrued at the following rates in effect on August 15, 2008: Series M 3.852%; Series T 3.848%; Series W 3.853%; Series TH 3.849%; and Series F 3.847%.
     For further information about leveraging, see “Risk Factors — Additional Risks to Common Shareholders — Leverage Risk” of the accompanying prospectus.
     Litigation. On April 21, 2008, the Fund and other parties were named in a class action complaint filed in the U.S. District Court for the Southern District of New York (Miller v. Calamos, et. al., Case No. 08 CIV 3756). The complaint alleges that the Fund violated Sections 11 and 12(a)(2) of the Securities Act of 1933 by failing to adequately disclose the risk of auction failures with respect to its Auction Market Preferred Shares. Calamos believes the allegations in the complaint are completely without merit and that the disclosures in the fund’s registration statement and prospectus were appropriate and complied with the federal securities laws.
Use of Proceeds
     Unless otherwise specified in a prospectus supplement, we currently intend to use the net proceeds from the sale of our securities primarily to invest in accordance with our investment objective and policies within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) redeem any outstanding senior securities, including, to the extent any are outstanding, our Auction Market Preferred Shares, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose.
Dividends and Distributions on Common Shares
     The Fund has made regular monthly distributions to its common shareholders in the amount of $0.1100 per share since August 2007. Most recently, the Fund made a distribution of $0.1100 per common share in August 2008. The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually.
     The Fund currently intends to make monthly distributions to common shareholders at a level rate established by the Board of Trustees. The rate may be modified by the Board of Trustees from time to time. Monthly distributions may include net investment income, net realized short-term capital gain and, if necessary to maintain a level distribution, return of capital. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. Net realized short-term capital gains distributed to shareholders will be taxed as ordinary income for federal income tax purposes. Generally, there may be at least one additional distribution per calendar year that may include net realized long-term capital gain (if any), which will be taxed for federal income tax purposes at long-term capital gain rates. To date, however, none of the Fund’s distributions have included a return of capital as determined on a tax basis during any calendar year. To the extent the Fund distributes an amount in excess of the Fund’s current and accumulated earnings and profits, such excess, if any, will be treated by a shareholder for federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s adjusted tax basis in his, her or its shares and thereafter as a gain from the sale or exchange of such shares. Any such distributions made by the Fund will reduce the shareholder’s adjusted tax basis in his, her or its shares to the extent that the distribution constitutes a return of capital on a tax basis during any calendar year. To the extent that the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, the distribution payout rate will exceed the yield generated from the Fund’s investments. There is no guarantee that the Fund will realize capital gain in any given year. Pursuant to the requirements of the Investment Company Act of 1940 (the “1940 Act”) and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year.
     In January 2004, Calamos, on behalf of itself and certain funds that it manages, filed an exemptive application with the SEC seeking an order under the 1940 Act facilitating the implementation of a dividend policy calling for monthly distributions of a fixed percentage of its net asset value (“Managed Dividend Policy”). In March 2007, an amended and restated exemptive application was filed with the SEC. In July 2008, a second amended and restated exemptive application was filed with the SEC which, among other changes, added the Fund as an applicant. If, and when, Calamos, on behalf of itself and other parties, receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy. Under a Managed Dividend Policy, if, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the differences would be distributed from the Fund’s other assets. There can be no assurance that the Fund will receive the requested relief.
     Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a shareholder is ineligible or elects otherwise, all dividends and capital gain distributions on common shares are automatically reinvested in additional common shares of the Fund. However, an investor can choose to receive dividends and distributions in cash. Since investors can participate in the automatic dividend reinvestment plan only if their broker or nominee participates in our plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See “Dividends and Distributions; Automatic Dividend Reinvestment Plan.”

Investment Policies
     Primary Investments. Under normal circumstances, the Fund will invest primarily in a globally diversified portfolio of convertible securities, common and preferred stocks, and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund may use other income-producing strategies, including options, swaps and other derivative instruments, for both investment and hedging purposes. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. For this purpose, the liquidation preference on any preferred shares will not constitute a liability.
     The Fund will use a number of investment strategies to achieve its objective and expects to invest in a wide variety of financial instruments. These instruments include global convertible, as well as “synthetic” convertible instruments. The Fund will also invest in global equities or equity-linked securities with high income potential. From time to time, the Fund expects to invest in Rule 144A securities, foreign exchange contracts or securities with imbedded foreign exchange hedges, and high yield bonds of companies rated BB or lower. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies.”
     Foreign Securities. The Fund seeks to maintain a balanced approach to geographic portfolio diversification. The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. A foreign issuer is a foreign government or company organized under the laws of a foreign country. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Foreign Securities.”
     Convertible Securities. The Fund may invest in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price (the “conversion price”). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Convertible Securities.”
     Synthetic Convertible Securities. The Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a financial instrument that is designed to simulate the characteristics of another instrument (i.e., a convertible security) through the combined features of a collection of other securities or assets. Calamos may create a synthetic convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire an equity security (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.
     The Fund may also invest in synthetic convertible securities created by third parties, typically investment banks. Synthetic convertible securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Synthetic convertible securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Synthetic Convertible Securities.”
     Convertible Hedging. The Fund may seek to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the convertible securities purchased for the Fund. This hedging is achieved by selling short some or all of the common stock issuable upon exercise of the convertible security. If the market price of the common stock increases above the conversion price on the convertible security, the price of the convertible security will increase. The Fund’s increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the Fund’s gain on the short position. The Fund profits from this strategy by receiving interest and/or dividends on the convertible security and by adjusting the amount of equity risk that is hedged by short sales. In determining the appropriate portion of the Fund’s equity exposure to hedge, Calamos may consider the general outlook for interest rates and equity markets, the availability of stock to sell short and expected returns and volatility. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Convertible Hedging.”
     High Yield Securities. The Fund may invest in high yield securities for either current income or capital appreciation or both. These securities are rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or are unrated securities of comparable quality as determined by Calamos, and are considered below investment grade. The Fund may not invest in debt securities rated lower than C. Non-convertible debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — High Yield Securities.”
     Options. The Fund may also seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad-based securities indices (such as the Standard & Poor’s 500 or MSCI EAFE) or certain ETFs (exchange-traded funds) that trade like common stocks but seek to replicate such market indices. The Fund may purchase put or call options on stocks, indices, rates, credit spreads or currencies. The Fund may also write call or put options on single stocks, credit spreads or indices for hedging purposes. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write covered calls, which may eventually negatively impact the Fund’s ability to make dividend payments on the Auction Market Preferred Shares. Because all calls written by the Fund will be “covered,” even though the Fund will receive the option premium to help protect against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument as well as the obligation to deliver these overlaid securities at a predetermined price, thereby resulting in a potential for net asset value erosion. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Options.”
     Equity Securities. Equity securities include common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Equity Securities.”
     Short Sales. The Fund may engage in short sales of securities. When the Fund takes a short position, it sells at the current market price a stock that it does not own and has borrowed in anticipation of a decline in the value of the stock. To complete, or close out the short sale transaction, the Fund buys the same security in the market and returns it to the lender. The Fund makes money if the market price of the borrowed security goes down and the Fund is able to replace the security for less than it earned by selling short. The Fund loses money if the stock price goes up after the short sale and before the position is closed out. The Fund will enter into short sales only with respect to common stock that it owns or that is issuable upon conversion of convertible securities held by the Fund. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Short Sales.”
     Swaps and Related Products. The Fund may engage in various swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging typically from three to ten years, although shorter or longer periods do exist. Swap transactions will be based on financial assets including interest rates, currencies, securities indices, securities baskets, specific securities, fixed income sectors, commodity swaps, asset-backed swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”).
     The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund intends to use swaps to a significant degree, subject to the asset coverage requirements of the 1940 Act, and other limitations contained in the Internal Revenue Code of 1986, as amended (the “Code”). See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Swap and Related Swap Products.”
     Credit Default Swaps. The Fund may also engage in credit default swap transactions. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (including default or restructuring) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security) or by cash settlement of the transaction.
     The Fund may also enter into swap contracts based on baskets or indices of securities (“CDX”). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Credit Default Swaps.”
     Other Securities. The Fund may invest in other securities of various types to the extent consistent with its investment objectives. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objective. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies.”
Use of Leverage by the Fund
     The Fund currently uses, and may in the future use, financial leverage. On September 14, 2007, the Fund issued Auction Market Preferred Shares with an aggregate liquidation preference of $350 million. In May 2008, the Fund redeemed $300 million aggregate liquidation preference of its outstanding Auction Market Preferred Shares with the proceeds of the sale of the Extendible Senior Notes. As of August 15, 2008, the Fund has outstanding Auction Market Preferred Shares with $50 million in aggregate liquidation preference and Extendible Senior Notes with an aggregate principal amount of $300 million. Together such leverage represents as of August 15, 2008 approximately 33% of the Funds’ managed assets. The Fund may make further use of financial leverage through the issuance of additional preferred shares or may borrow money or issue additional debt securities to the extent permitted under the 1940 Act. As a non-fundamental policy, the aggregate liquidation preference of preferred shares and the aggregate principal amount of debt securities or borrowings may not exceed 38% of the Fund’s total assets. However, subject to the following paragraph, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act.
     In July 2008, the Fund filed an exemptive application with the SEC seeking an order under the 1940 Act that would permit the Fund to exceed certain asset coverage requirements imposed by the 1940 Act with respect to debt. The order, if granted, would provide for asset coverage restriction on debt equal to that currently imposed on equity, or no less than 200%. Such debt coverage relief, in any event, would not be granted for longer than a two-year period. If the Fund is unable to refinance such borrowings with an alternate form of equity-based senior security within two years of borrowing in reliance upon the order, the Fund would be forced to reduce its leverage until its borrowings have an asset coverage of no less than 300%. There can be no assurance that the Fund will receive the requested relief. See “Leverage.”

     The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including Calamos’ outlook for the market and the costs that the Fund would incur as a result of such leverage. Leverage involves greater risks to common shareholders. The Fund’s leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with the proceeds of leverage decreases although the Fund’s liability to holders of preferred shares or other types of leverage is fixed, greater volatility in the Fund’s net asset value and the market price of the Fund’s common shares, and higher expenses. In addition, the rights of lenders, the holders of preferred shares and the holders of debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the payment of the Fund’s assets upon liquidation. Holders of preferred shares have, and holders of debt securities may have, voting rights in addition to, and separate from, the voting rights of common shareholders. See “Description of Securities — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws.” The holders of preferred shares, on the one hand, and the holders of the common shares, may have interests that conflict with each other in certain situations.
     Because Calamos’ management fee is based upon a percentage of the Fund’s managed assets, which include assets attributable to any outstanding leverage, Calamos’ fee is higher when the Fund is leveraged and Calamos will have an incentive to leverage the Fund. See “Leverage” and “Risk Factors — Additional Risks to Common Shareholders — Leverage.”
Interest Rate Transactions
     In order to seek to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund, if market conditions are deemed favorable, may enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.
     In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a payment at a variable rate that is expected to approximate the rate on any variable rate payment obligation on the Fund’s leverage. The payment obligations would be based on the notional amount of the swap.
     In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. See “Interest Rate Transactions.”
Conflicts of Interest
     Conflicts of interest may arise from the fact that Calamos and its affiliates carry on substantial investment activities for other clients, in which we have no interest. Calamos or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts or other customer accounts may compete with us for specific trades. Calamos or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, even though their investment objectives may be the same as, or similar to, our objective.
     Situations may occur when we could be disadvantaged because of the investment activities conducted by Calamos and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; or (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position. See “Investment Objective and Principal Investment Strategies — Conflicts of Interest.”

Fund Risks
     Foreign Securities Risk. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:
•	less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

•	many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•	the adverse effect of currency exchange rates or controls on the value of the Fund’s investments;

•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•	economic, political and social developments may adversely affect the securities markets, including expropriation and nationalization;

•	the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

•	restrictions on foreign investments in non-U.S. jurisdictions;

•	difficulties in effecting the repatriation of capital invested in non-U.S. countries; and

•	withholding and other non-U.S. taxes may decrease the Fund’s return. See “Risk Factors — Fund Risks — Foreign Securities Risk.”
     Currency Risk. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. See “Risk Factors — Fund Risks — Currency Risk.”
     Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value increases as prevailing interest rate levels decline. See “Risk Factors — Fund Risks — Convertible Securities Risk.”
     However, the convertible’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common shareholders. Consequently, the issuer’s convertible securities generally entail less risk than its common stock. See “Risk Factors — Fund Risks — Convertible Securities Risk.”

     Synthetic Convertible Securities Risk. The value of a synthetic convertible security may respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. See “Risk Factors — Fund Risks — Synthetic Convertible Securities Risk.”
     Convertible Hedging / Short Sales Risk. The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. If the market price of the common stock issuable upon exercise of a convertible security increases above the conversion price on the convertible security, the price of the convertible security will increase. The Fund’s increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the Fund’s gain on the short position. The use of short sales could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns. See “Risk Factors — Fund Risks — Hedging / Short Sales Risk.”
     High Yield Securities Risk. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:
•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.
     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.
     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value. See “Risk Factors — Fund Risks — High Yield Securities Risk.”
     Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Fund to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.
     The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter option (“OTC options”) or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the Options Clearing Corporation (“OCC”) or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option’s life, the opportunity to profit from currency appreciation.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under “Principal Investment Strategies” — “Options in General”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of over-the-counter currency option transactions, are determined to be of equivalent credit quality by Calamos. See “Risk Factors — Fund Risks — Risks Associated with Options.”
     Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. See “Risk Factors —Fund Risks — Equity Securities Risk.”
     Swaps and Related Swap Products Risk. The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If Calamos is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if those techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of those instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so.

     Such occurrences could result in losses to the Fund. The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Calamos will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable. The Fund will earmark and reserve the Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of the Fund’s accrued obligations under the agreement. The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by Calamos. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.
     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions. See “Risk Factors — Fund Risks — Swaps and Related Swap Products.”
     Credit Default Swaps Risk. The use of credit default swaps, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. See “Risk Factors — Fund Risks — Credit Default Swaps Risk.”
     Interest Rate Risk. In addition to the risks discussed above, debt securities are subject to certain risks, including:
•	if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•	during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•	during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk; and

•	market interest rates currently are near historically low levels. See “Risk Factors — Fund Risks —Interest Rate Risk.”
     Default Risk. Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. See “Risk Factors — Fund Risks — Default Risk.”

     Liquidity Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. See “Risk Factors — Fund Risks — Liquidity Risk.”
     Tax Risk. The Fund may invest in certain securities, such as certain convertible securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See “Risk Factors — Fund Risks — Tax Risk.”
     Management Risk. Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. See “Risk Factors — Fund Risks — Management Risk.”
     Antitakeover Provisions. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares will have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. See “Description of Shares — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws.” The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in these situations. See “Risk Factors — Fund Risks — Antitakeover Provisions.”
     Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy. See “Risk Factors — Fund Risks — Market Disruption Risk.”
Additional Risks to Common Shareholders
Additional risks of investing in common shares include the following:
     Leverage Risk. The Fund has issued preferred shares and indebtedness and may issue additional preferred shares or borrow money or issue debt securities. The borrowing of money or issuance of debt securities and preferred shares, including the outstanding Auction Market Preferred Shares and notes, represents the leveraging of the Fund’s common shares. As a non-fundamental policy, the aggregate liquidation preference of preferred shares and the aggregate principal amount of debt securities or borrowings may not exceed 38% of the Fund’s total assets. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act or under any order issued by the SEC pursuant to the Fund’s recently filed exemptive application relating to asset coverage relief on debt. See “Leverage.” Leverage creates risks which may adversely affect the return for the holders of common shares, including:
•	the likelihood of greater volatility of net asset value and market price of the Fund’s common shares;

•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•	increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.
     In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the payment of assets upon liquidation. Holders of preferred shares have, and holders of debt securities may have, voting rights in addition to and separate from the voting rights of common shareholders. See “Description of Shares — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws.” The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.
     Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.
     The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. In addition, the markets for auction rate securities have continued to face widening spreads, reduced demand and, more recently, an increased number of failed auctions. These conditions may result directly, or indirectly, in higher leverage costs to common shareholders.
     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more NRSROs which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. See “Recent Developments” above.
     Interest Rate Transactions Risk. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund.
     Reduction of Leverage Risk. We may take action to reduce the amount of leverage employed by the Fund. For example, subject to then current market conditions and portfolio management assessment, we may use the proceeds of any offering under this prospectus and related prospectus supplement to redeem preferred shares, including the Auction Market Preferred Shares, to the extent that any such securities are outstanding. Reduction of the leverage employed by the Fund, including by redemption of preferred shares, will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact our financial performance, including our ability to sustain current levels of distributions on common shares.
     Market Impact Risk. The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares by increasing the number of shares available, which may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.
     Dilution Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease (or may consist of return of capital) and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.
     Market Discount Risk. The Fund’s common shares have traded both at a premium and at a discount relative to net asset value. Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Depending on the premium of the Fund’s common shares, the Fund’s net asset value may be reduced immediately following an offering of the Fund’s common shares by the offering expenses paid by the Fund. See “Use of Proceeds.”
     In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand of the common shares and the Fund’s dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements. See “Leverage,” “Risk Factors” and “Description of Securities.” The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.
     See “Risk Factors—Additional Risks to Common Shareholders” for a more detailed discussion of these risks.
Additional Risks to Senior Security Holders
     Additional risks of investing in senior securities include the following:
     Interest Rate Risk. Rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities.
     Senior Leverage Risk. Our preferred shares will be junior in liquidation and with respect to distribution rights to our debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of our preferred shares unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.
     Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our preferred shares or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem senior securities under certain circumstances.
     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred shares or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred shares or debt securities and the dividend payable to holders of preferred shares or interest payable on debt securities declines.
     Decline in Net Asset Value Risk. A material decline in our net asset value (“NAV”) may impair our ability to maintain required levels of asset coverage for our preferred shares or debt securities.
     See “Risk Factors — Additional Risks to Senior Security Holders” for a more detailed discussion of these risks.

SUMMARY OF FUND EXPENSES
     The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the table below shows our expenses, including leverage costs, as a percentage of our average net assets as of the six month period ended April 30, 2008 (annualized for a full year period), and not as a percentage of gross assets or managed assets. By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of April 30, 2008, except that such expenses include anticipated expenses to be incurred in connection with the recently issued Extendible Senior Notes. See “Prospectus Summary — Recent Developments.” The table and example reflect interest expense and related expenses associated with such Extendible Senior Notes, such notes being in the aggregate principal amount of $300 million, the proceeds of which were utilized entirely to redeem an equal aggregate liquidation amount of Auction Rate Preferred Shares as of June 2, 2008. As of August 15, 2008, we had $300 million aggregate principal amount of senior debt securities outstanding and $50 million aggregate liquidation amount of Auction Market Preferred Shares outstanding. Such $350 million in aggregate senior securities represented approximately 33% of managed assets as of August 15, 2008.
Shareholder Transaction Expense

Sales Load (as a percentage of offering price)	1% (1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	0% (1)
Automatic Dividend Reinvestment Plan Fees (2)	None

Percentage of Net Assets Attributable to Common
Annual Expenses	Shareholders
Management Fee(3)	1.44
Leverage Costs(4)	2.01
Other Expenses	.12
Total Annual Expenses	3.57
Less Fee Reductions(5)	(.02)
Net Annual Expenses	3.55
Example:
     The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) net annual expenses of 3.55% of net assets attributable to common shares in year 1 through 10; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 years
Total Expenses Paid by Common Shareholders(6)	$36	$109	$184	$382
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)	If the securities to which this prospectus relates are sold to or through dealers, agents or underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)	Shareholders will pay a transaction fee plus brokerage charges if they direct the plan agent to sell common shares held in a plan account. See “Automatic Dividend Reinvestment Plan.”

(3)	The Fund pays Calamos an annual management fee, payable monthly, for its investment management services equal to 1.00% of the Fund’s average weekly managed assets. In accordance with the requirements of the SEC, the table above shows the Fund’s management fee as a percentage of average net assets. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.44% of the Fund’s average weekly net assets as of the six month period ended April 30, 2008 (annualized for a full year period) by dividing the total dollar amount of the annualized management fee by the Fund’s average weekly net assets (managed assets less outstanding leverage).

(4)	Leverage Costs in the table reflect (a) the cost of auction agent and rating agency fees on preferred shares, expressed as a percentage of net assets, (b) the cost of dividends on preferred shares, and (c) interest expense on $300 million in borrowings under the Extendible Senior Notes we issued in connection with refinancing certain of the Auction Market Preferred Shares and related costs. The table assumes outstanding Auction Market Preferred Shares of $50 million and indebtedness of $300 million, which reflects leverage in an amount representing approximately 31% of managed assets.

(5)	The Fund may invest a portion of its assets in Calamos Government Money Market Fund, a series of Calamos Investment Trust (“GMMF”). Calamos has contractually agreed to waive, through February 29, 2009, a portion of its advisory fee charged to the Fund, in an amount equal to the advisory fee payable by GMMF to Calamos that is attributable to the Fund’s investment in GMMF, based on daily net assets.

(6)	The example does not include sales load or estimated offering costs.
     The purpose of the table and the example above is to help investors understand the fees and expenses that they, as common shareholders, would bear directly or indirectly. For additional information with respect to our expenses, see “Management of the Fund.”
FINANCIAL HIGHLIGHTS
     The information in the following table shows selected data for a common share outstanding throughout each period listed below. Except as otherwise noted, the information in this table is derived from our financial statements audited by                     , whose report on such financial statements is contained in our 2007 Annual Report and is included in the statement of additional information, both of which are available from us. The information as of and for the six months ended April 30, 2008 appears in our unaudited interim financial statements for such period, as filed with the SEC in our most recent shareholder report. See “Available Information” in this prospectus.

	Six Months	June 27,
	Ended	2007*
	April 30	through
	(unaudited)	October 31,
	2008	2007
Net asset value, beginning of period	$14.80	$14.32	(a)
Income from investment operations:
Net investment income (loss)	0.38 **	0.18	**
Net realized and unrealized gain (loss) from investments, short positions, written options, foreign currency and swaps	(0.89)	0.75
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.14)	(0.04)
Total from investment operations	(0.65)	0.89

	Six Months	June 27,
	Ended	2007*
	April 30	through
	(unaudited)	October 31,
	2008	2007
Less distributions to common shareholders from:
Net investment income	(0.66)	(0.33)
Capital charge resulting from issuance of common and preferred shares	—	(0.08)
Net asset value, end of period	$13.49	$14.80
Market value, end of period	$11.92	$13.09
Total investment return based on(b):
Net asset value	(3.79)%	5.92%
Market value	(3.81)%	(10.59)%
Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$796,197	$873,464
Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$350,000	$350,000
Ratios to average net assets applicable to common shareholders:
Net expenses(c)(d)	1.15%	1.22%
Gross expenses(c)(d)	1.16%	1.26%
Net investment income (loss)(c)(d)	3.90%	3.83%
Preferred share distributions from net investment income(c)	1.49%	0.81%
Net investment income (loss), net of preferred share distributions from net investment income(c)	2.41%	3.02%
Portfolio turnover rate	44%	9%
Average commission rate paid	$0.0537	$0.0427
Asset coverage per preferred share, at end of period(e)	$81,882	$87,404

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Annualized for periods less than one year.

(d)	Does not reflect the effect of dividend payments to holders of Preferred Shares.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.
MARKET AND NET ASSET VALUE INFORMATION
     Our common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “CHW.” Our common shares commenced trading on the NYSE in June 2007.
     Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors — Additional Risks to Common Shareholders — Market Discount Risk.”
     The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on the NYSE, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is determined on the last business day of each month. See “Determination of Net Asset Value” for information as to the determination of our NAV.

				Premium/Discount
	Market Price(1)			to Net Asset Value(3)
Quarter Ended	High	Low	Net Asset Value(2)	High	Low
July 31, 2007	15.05	14.06	14.03	7.27%	0.21%
October 31, 2007	14.12	12.05	14.81	(4.66%)	(18.64%)
January 31, 2008	13.07	11.63	13.25	(1.36%)	(12.23%)
April 30, 2008	12.89	10.29	13.49	(4.45%)	(23.72%)
July 31, 2008	12.70	9.97	12.29	3.34%	(18.88%)

Source:	Bloomberg Financial and Fund Accounting Records.

(1)	Based on high and low closing market price during the respective quarter.

(2)	Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)	Based on the Fund’s computations.
     The last reported sale price, NAV per common share and percentage premium (discount) to NAV per common share on August 15, 2008 were $10.64, $12.09 and (11.99%), respectively. As of August 15, 2008, we had 59,006,992 common shares outstanding and net assets of approximately $713,445,376.
USE OF PROCEEDS
     Subject to the remainder of this section, and unless otherwise specified in a prospectus supplement, we currently intend to invest the net proceeds of any sales of securities in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies” within approximately three months of receipt of such proceeds. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) redeem any outstanding senior securities, including, to the extent any are outstanding, our Auction Market Preferred Shares, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make dividend and interest payments on preferred shares and debt securities, respectively.
THE FUND
     Calamos Global Dynamic Income Fund is a diversified, closed-end management investment company which commenced investment operations in June 2007. The Fund was organized under the laws of the State of Delaware on April 10, 2007, and has registered under the 1940 Act. On June 28, 2007, the Fund issued an aggregate of 56,000,000 common shares, no par value, in an initial public offering and commenced its operations. On July 20, 2007, the Fund issued an additional 3,000,0000 common shares, in connection with the exercise by the underwriters of their over-allotment option. The net proceeds of the initial public offering and subsequent exercises of the over-allotment option were approximately $1 billion, after the payment of offering expenses. On September 14, 2007, the Fund issued Auction Market Preferred Shares, liquidation preference $25,000 per share ($350 million). In May 2008, the Fund redeemed $300 million aggregate liquidation preference of its outstanding Auction Market Preferred Shares with the proceeds of the sale of the Extendible Senior Notes. As of August 15, 2008, the Fund has outstanding Auction Market Preferred Shares with $50 million in aggregate liquidation preference and Extendible Senior Notes with an aggregate principal amount of $300 million. Together such leverage represents as of August 15, 2008 approximately 33% of the Funds’ managed assets. The Fund’s common shares are listed on the NYSE under the symbol “CHW.” The Fund’s principal office is located at 2020 Calamos Court, Naperville, Illinois 60563, and its telephone number is 1-800-582-6959.
     The following table provides information about our outstanding securities as of August 15, 2008:

		Amount Held
	Amount	by the Fund or	Amount
Title of Class	Authorized	for its Account	Outstanding
Common Shares	Unlimited	0	59,006,992
Auction Market Preferred Shares	Unlimited	0	2,000
Series M		0	400
Series T		0	400
Series W		0	400
Series TH		0	400
Series F		0	400
Extendible Senior Notes	300,000,000	0	300,000,000
     The following sets forth information about the Fund’s outstanding Auction Market Preferred Shares as of the dates indicated below:

		Asset Coverage Per	Average Fair Value Per
	Total Liquidation	Share ($25,000	$25,000 Denomination or
Period Ended	Preference Outstanding	Liquidation Preference)	Per Share Amount(a) (b)
October 31, 2007	$350,000,000	$87,404	$25,000
April 30, 2008	$350,000,000	$81,882	$25,000

(a)	Fair value of the Auction Market Preferred Shares approximates the liquidation preference because dividend rates payable on the Auction Market Preferred Shares are determined at auctions and fluctuate with changes in current market interest rates.

(b)	In May 2008, the Fund redeemed $300 million aggregate liquidation preference of its outstanding Auction Market Preferred Shares with the proceeds of the Extendible Senior Notes placement. See “Prospectus Summary — Recent Developments.”
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
Investment Objective
     The Fund’s investment objective is to generate a high level of current income, with a secondary objective of capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees without a shareholder vote, except that the Fund will give shareholders at least 60 days’ notice of any change to the Fund’s investment objective. The Fund makes no assurance that it will realize its objective. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See “Risk Factors.”
Principal Investment Strategies
     Under normal circumstances, the Fund will invest primarily in a globally diversified portfolio of convertible instruments, common and preferred stocks, and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund may also incorporate other income-producing strategies, including options, swaps and other derivative instruments, for both investment and hedging purposes. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers.
     The Fund will maintain a balanced approach to geographic portfolio diversification. The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers.
     The Fund will use a number of investment strategies to achieve its objectives and expects to invest in a wide variety of financial instruments. These instruments include global convertible, exchangeable instruments, as well as “synthetic” convertible instruments. The Fund will also invest in global equities or equity-linked securities with high income potential. From time to time, the Fund expects to invest in Rule 144A securities, foreign exchange contracts or securities with imbedded foreign exchange hedges, and high yield bonds of companies rated BB or lower.
     In general, the Fund intends to seek out companies with a long-term track record of high dividend payout consistent with dividend growth. In certain circumstances, the Fund may invest in underlying companies it believes have substantial prospects for price appreciation even if the there is little or no dividend growth potential. The Fund may from time to time, seek to sell index options or single stock options (either listed or “over the counter”) to enhance the overall yield of the Fund or, in the opinion of the Adviser, reduce portfolio volatility. The Fund may purchase options to hedge or engage in other hedging activities including the purchase or sale of futures, swaps or options on equities, indices, currencies, interest rates or credits.
     Foreign Securities.  The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. A foreign issuer is a foreign government or company organized under the laws of a foreign country.
     Convertible Securities.  A convertible security is a debt security or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating.
     Synthetic Convertible Securities.  The Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a financial instrument that is designed to simulate the characteristics of another instrument (i.e., a convertible security) through the combined features of a collection of other securities or assets. Calamos may create a synthetic convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire an equity security (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic convertible securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.
     The Fund may also invest in synthetic convertible securities created by third parties, typically investment banks. Synthetic convertible securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Synthetic convertible securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract.
     Some examples of these securities include:
     Preferred equity redeemable cumulative stock (“PERCS”) are shares that automatically convert into one ordinary share upon maturity. They are usually issued at the prevailing share price, convertible into one ordinary share, with an enhanced dividend yield. PERCS pay a higher dividend than common shares, but the equity upside is capped. Above a certain share price, the conversion ratio will fall as the stock rises, capping the upside at that level. Below this level, the conversion ratio remains one-for-one, giving the same downside exposure as the ordinary shares, excluding the income difference.
     Dividend enhanced convertible stock (“DECS”) are either preference shares or subordinated bonds. These, like PERCS, mandatorily convert into ordinary shares at maturity, if not already converted. DECS give no significant downside protection and are very equity sensitive with minimal direct bond characteristics and interest rate exposure. As with PERCS, some of the upside performance is given away and in return, the investor receives an enhanced yield over the ordinary shares. Unlike PERCS, however, the investor’s upside is not capped. Instead, the investor trades a zone of flat exposure to the share price for the enhanced income.
     Preferred Redeemable Increased Dividend Equity Security (“PRIDES”) are synthetic securities consisting of a forward contract to purchase the issuer’s underlying security and an interest bearing deposit. Interest payments are made at regular intervals, and conversion into the underlying security is mandatory at maturity. Similar to convertible securities, PRIDES allow investors to earn stable cash flows while still participating in the capital gains of an underlying stock. This is possible because these products are valued along the same lines as the underlying security.
     Convertible Hedging.  The Fund may enhance income and protect against market risk by hedging a portion of the equity risk inherent in the convertible securities purchased for the Fund. This hedging is achieved by selling short some or all of the common stock issuable upon exercise of the convertible security. If the market price of the common stock increases above the conversion price on the convertible security, the price of the convertible security will increase. The Fund’s increased liability on the short position would, in whole or in part, reduce this gain. if the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the Fund’s gain on the short position. The Fund profits from this strategy by receiving interest and/or dividends on the convertible security and by adjusting the amount of equity risk that is hedged by short sales. In determining the appropriate portion of the Fund’s equity exposure to hedge, Calamos may consider the general outlook for interest rates and equity markets, the availability of stock to sell short and expected returns and volatility.
     High Yield Securities.  The Fund may invest in high yield securities without limit for either current income or capital appreciation or both. The high yield securities in which the Fund invests are rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or are unrated but determined by Calamos to be of comparable quality. The Fund may not invest in debt securities that are rated lower than C. If a debt security were downgraded to below a C rating subsequent to the Fund’s investment in the security, Calamos would review the investment to consider the downgrading, as well as other factors, and determine what action to take in the best interest of shareholders. Non-convertible debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade non-convertible debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
     Options Strategy.  The Fund may also seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad- based securities indices (such as the Standard & Poor’s 500 or MSCI EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices. The Fund may sell, put or call options on stocks, indices, rates, credit spreads or currencies. The Fund may also sell call or put options on single stocks, credits or indices for hedging purposes. The Fund’s use of options is subject to the asset segregation requirements of the 1940 Act.
     Options In General.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.
     The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. In addition, the Fund may purchase instruments structured by broker-dealers or investment banks that package or possess economic characteristics of options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
     OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund may sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is in-the-money) are illiquid. OTC options purchased by the Fund and any portfolio securities used to cover obligations pursuant to such options are not considered illiquid by Calamos for the purposes of the Fund’s limitation on investments in illiquid securities.
     The Fund may also purchase and sell options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
     The Fund will write call options and put options only if they are “covered.” For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into those securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.
     OTC options entered into by the Fund will generally provide for cash settlement. As a result, when the Fund sells those instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. Those amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OTC options other than those above may also settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.
     If an option written by the Fund expires, the Fund will generally realize a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid, which will either be short-term or long-term depending on the Fund’s holding period for the option.
     The Fund will generally realize a short-term capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will generally realize a short-term capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will generally realize a short-term or long-term capital gain, depending on the Fund’s holding period for the option, or, if it is less, the Fund will generally realize a short-term or long-term capital loss, depending on the Fund’s holding period for the option. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
     A put option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
     Equity Securities.  Equity securities include common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest.
     Short Sales.  The Fund may engage in short sales of securities. When the Fund takes a short position, it sells at the current market price a stock that it does not own and has borrowed in anticipation of a decline in the value of the stock. To complete, or close out, the short sale transaction, the Fund buys the same security in the market and returns it to the lender. The Fund makes money if the market price of the borrowed security goes down and the Fund is able to replace the security for less than it earned by selling short. The Fund loses money if the stock price goes up after the short sale and before the position is closed out. The Fund will enter into short sales only with respect to common stock that it owns or that is issuable upon conversion of convertible securities held by the Fund.
     Swaps and Related Swap Products.  Swap transactions will be based on financial assets including interest rates, currencies, securities indices, securities baskets, specific securities, fixed income sectors, commodity swaps, asset-backed swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”).
     The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The use of swap transactions by the Fund involves Calamos’ judgment with regard to future movements of the particular market underlying the particular swap transaction. The Fund intends to use swaps to a significant degree, subject to the asset coverage requirements of the 1940 Act and the Code.
     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty. The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a “net basis,” and the Fund will receive or pay, as the case may be, only the net amount of the two payments.
     The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.
     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If Calamos is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so.

     Such occurrences could result in losses to the Fund. Calamos will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable. The Fund will earmark and reserve the Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of the Fund’s accrued obligations under the agreement. The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by Calamos. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.
     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.
     Credit Default Swaps.  As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging typically from three to ten years, although shorter or longer periods do exist. In the case of a Credit Default Swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (including a default or restructuring) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security) or by cash settlement of the transaction.
     The Fund may also enter into swap contracts based on baskets or indices of securities (“CDX”). A CDX index is an equally weighted credit default swap index. This family of indices is comprised of baskets of credit derivatives that are representative of certain market segments such as North American investment grade, high volatility investment grade, non-investment grade, as well as emerging markets. CDS of individual reference entities are selected for inclusion in the indices based on rating requirements and liquidity requirements. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value.
     CDS may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
     If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund intends to maintain cash or liquid securities having a value at least equal to the Fund’s net payment obligation if the Fund is a seller of a CDS.
     If the Fund is a buyer of a CDS contract, in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.
     Rule 144A Securities.  The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers (“Rule 144A Securities”).
     Other Debt Securities.  The Fund may also invest in investment grade debt securities. The Fund’s investments in investment grade debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features.
     U.S. Government Securities.  U.S. government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid. U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
     Other Investment Companies.  The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s managed assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (3) more than 5% of the Fund’s managed assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any money market fund or any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.
     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
     Temporary Defensive Investments.  Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its managed assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by Calamos to be consistent with a defensive posture, or may hold cash.

The yield on such securities may be lower than the yield on lower rated fixed income securities. During such periods, the Fund may not be able to achieve its investment objective.
     Repurchase Agreements.  The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
     Lending of Portfolio Securities.  The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Calamos to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.
     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund’s managed assets.
     Portfolio Turnover.  Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed as ordinary income for federal income tax purposes.
Conflicts of Interest
     Conflicts of interest may arise from the fact that Calamos and its affiliates carry on substantial investment activities for other clients, in which we have no interest, some of which may have similar investment strategies as us. Calamos or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Calamos or its affiliates may give advice and recommend securities to, or buy or sell securities for, us which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, our objectives. When two or more clients advised by Calamos or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by Calamos in its discretion and in accordance with the client’s various investment objectives and Calamos’ procedures. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in volume transactions may produce better execution for us.
     Calamos will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, our fees and expenses will differ from those of the other managed accounts. Accordingly, investors should be aware that our future performance and future performance of other accounts of Calamos may vary.
     Situations may occur when we could be disadvantaged because of the investment activities conducted by Calamos and its affiliates for its other funds or accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.
     Calamos and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of Calamos that are the same as, different from, or made at a different time than positions taken for us.
LEVERAGE
     The Fund may issue preferred shares or debt securities or borrow to increase its assets available for investment. On September 14, 2007, the Fund issued Auction Market Preferred Shares with an aggregate liquidation preference of $350 million. In May 2008, the Fund redeemed $300 million aggregate liquidation preference of its outstanding Auction Market Preferred Shares with the proceeds of the sale of the Extendible Senior Notes. As of August 15, 2008, the Fund has outstanding Auction Market Preferred Shares with $50 million in aggregate liquidation preference and Extendible Senior Notes with an aggregate principal amount of $300 million. Together such leverage represents as of August 15, 2008 approximately 33% of the Funds’ managed assets. As a non-fundamental policy, the aggregate liquidation of preferred shares and the aggregate principal amount of debt securities or borrowings may not exceed 38% of the Fund’s total assets. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act or under any order issued by the SEC pursuant to the Fund’s recently filed exemptive application relating to asset coverage relief on debt, as described below. The Fund generally will not issue preferred shares or debt securities or borrow unless Calamos expects that the Fund will achieve a greater return on such leverage than the additional costs the Fund incurs as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s holdings. When the Fund leverages its assets, the fees paid to Calamos for investment management services will be higher than if the Fund did not leverage because Calamos’ fees are calculated based on the Fund’s managed assets, which include the proceeds of the issuance of preferred shares or debt securities or any outstanding borrowings. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. The Fund’s Board of Trustees monitors any potential conflicts of interest on an ongoing basis.
     The Fund’s use of leverage is premised upon the expectation that the Fund’s leverage costs will be lower than the return the Fund achieves on its investments with the leverage proceeds. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because Calamos seeks to invest the Fund’s managed assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.
     Leverage creates risks which may adversely affect the return for the holders of common shares, including:
•	the likelihood of greater volatility of net asset value and market price of common shares;

•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•	increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remains fixed.
     Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or will consist of return of capital).
     Calamos may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s common shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or debt securities or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund’s freedom to pay dividends on common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund will pay (and common shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management fee resulting from the use of any such leverage and interest and/or dividend expense and ongoing maintenance). Net asset value will be reduced immediately following any additional offering of preferred shares or debt securities by the costs of that offering paid by the Fund.
     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the aggregate amount of outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s managed assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing equity. So long as preferred shares are outstanding (including our Auction Market Preferred Shares), additional senior equity securities must rank on a parity with the preferred shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s managed assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. The Fund may declare dividends on preferred shares as long as there is asset coverage of 200% after deducting the amount of the dividend.
     In July 2008, the Fund filed an exemptive application with the SEC seeking an order under the 1940 Act that would permit the Fund to exceed certain asset coverage requirements imposed by the 1940 Act with respect to debt. The order, if granted, would provide for asset coverage restriction on debt equal to that currently imposed on equity, or no less than 200%. Such debt coverage relief, in any event, would not be granted for longer than a two-year period. If the Fund is unable to refinance such borrowings with an alternate form of equity-based senior security within two years of borrowing in reliance upon the order, the Fund would be forced to reduce its leverage until its borrowings have an asset coverage of no less than 300%. There can be no assurance that the Fund will receive the requested relief. See “Leverage.”
     The Fund is subject to certain restrictions on investments imposed by guidelines of Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”), which have issued ratings for the Auction Market Preferred Shares and may do so for any debt securities or preferred shares issued by the Fund in the future. These guidelines impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. Calamos does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.
     The extent to which the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on Calamos’ ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.
Effects of Leverage
     On September 14, 2007, the Fund issued Auction Market Preferred Shares with an aggregate liquidation preference of $350 million. The aggregate liquidation preference of the Auction Market Preferred Shares represented approximately 31% of the Fund’s managed assets as of April 30, 2008. Asset coverage with respect to the Auction Market Preferred Shares was 327% as of that date. The dividend rate payable by the Fund on the Auction Market Preferred Shares varies based on auctions normally held every 7 days. As of April 30, 2008, a dividend rate of 4.14%, 4.06%, 4.02%, 4.22% and 4.18% per year was in effect for Series M, T, W, TH, and F, respectively. Subsequent to such date, in May 2008, the Fund issued indebtedness in the form of the Extendible Senior Notes in an aggregate principal amount of $300 million and consequently redeemed $300 million aggregate liquidation preference of outstanding Auction Market Preferred Shares. Asset coverage as of August 15, 2008 is 304%.
     The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by (1) borrowing under the Extendible Senior Notes and (2) paying dividends on the remaining $50 million of Auction Market Preferred Shares outstanding. The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10%)	(5%)	0%	5%	10%
Corresponding Common Share Return(1)(2)	(18.09%)	(10.90%)	(3.70%)	3.50%	10.70%

(1)	Includes interest expense on the Extendible Senior Notes, accrued at the interest rate in effect on August 15, 2008 of 3.271563% (the three month LIBOR plus .50%).

(2)	Includes dividends on the $50 million of Preferred Shares outstanding, accrued at the following rates in effect on August 15, 2008: Series M 3.852%; Series T 3.848%; Series W 3.853%; Series TH 3.849%; and Series F 3.847%.
     For further information about leveraging, see “Risk Factors — Additional Risks to Common Shareholders — Leverage.”
INTEREST RATE TRANSACTIONS
     In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund, if market conditions are deemed favorable, may enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage and to hedge portfolio securities from interest rate changes. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate of any variable rate payment obligation on the Fund’s leverage. The payment obligations would be based on the notional amount of the swap.
     The Fund may use an interest rate cap, which would require it to pay a premium to the counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount of such cap. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.
     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.
     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund’s fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the common shares. If, on the other hand, such rates were to increase, the value of the swap or cap could increase, and thereby increase the net asset value of the common shares. As interest rate swaps or caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.
     In addition, if the short-term interest rates effectively received by the Fund during the term of an interest rate swap are lower than the Fund’s fixed rate of payment on the swap, the swap will increase the Fund’s operating expenses and reduce common share net earnings. For example, if the Fund were to (A) issue preferred shares and debt representing 33% of the Fund’s managed assets and (B) enter into one or more interest rate swaps in a notional amount equal to 75% of its outstanding preferred shares under which the Fund would receive a short-term swap rate of 5.12% and pay a fixed swap rate of 5.35% over the term of the swap, the swap would effectively increase Fund expenses and reduce Fund common share net earnings by approximately 0.09% as a percentage of net assets attributable to common shares and approximately 0.06% as a percentage of managed assets. If, on the other hand, the short-term interest rates effectively received by the Fund are higher than the Fund’s fixed rate of payment on the interest rate swap, the swap would enhance common share net earnings. In either case, the swap would have the effect of reducing fluctuations in the Fund’s cost of leverage due to changes in short-term interest rates during the term of the swap. The example above is purely for illustrative purposes and is not predictive of the actual percentage of the Fund’s leverage that will be hedged by a swap, the actual fixed rates that the Fund will pay under the swap (which will depend on market interest rates for the applicable maturities at the time the Fund enters into swaps) or the actual short-term rates that the Fund will receive on any swaps (which fluctuate frequently during the term of the swap, and may change significantly from initial levels), or the actual impact such swaps will have on the Fund’s expenses and common share net earnings.
     Buying interest rate caps could enhance the performance of the Fund’s common shares by providing a maximum leverage expense. Buying interest rate caps could also increase the operating expenses of the Fund and decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay on its preferred shares due to increases in short-term interest rates during the term of the cap had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will monitor any interest rate swaps or caps with a view to ensuring that it remains in compliance with the federal income tax requirements for qualification as a regulated investment company.
     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps and caps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.
     The Fund will not enter into an interest rate swap or cap transaction with any counterparty that Calamos believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Calamos will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.
     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares.
     The Fund may choose or be required to redeem some or all preferred shares or prepay any borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.
RISK FACTORS
     Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in any of our securities you should consider carefully the following risks, as well as any risk factors included in the applicable prospectus supplement.
Fund Risks
     General.  The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests in a diversified portfolio of convertible securities and non-convertible income securities. An investment in the Fund’s common shares may be speculative and it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

     Limited Operating History.  The Fund is a recently organized closed-end management investment company with a limited operating history.
     Foreign Securities Risk.  Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:
•	less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

•	many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•	the adverse effect of currency exchange rates or controls on the value of the Fund’s investments;

•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•	economic, political and social developments may adversely affect the securities markets, including expropriation and nationalization;

•	the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

•	restrictions on foreign investments in non-U.S. jurisdictions;

•	difficulties in effecting the repatriation of capital invested in non-U.S. countries; and

•	withholding and other non-U.S. taxes may decrease the Fund’s return.
     There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States.
     Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.
     Economies and social and political conditions in individual countries may differ unfavorably from those in the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Unanticipated political or social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.
     Currency Risk.  The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
     Convertible Securities Risk.  The Fund is not limited in the percentage of its assets invested in convertible securities, and investment in convertible securities form an important part of the Fund’s investment strategies. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value increases as prevailing interest rate levels decline.
     However, a convertible security’s market value will also be influenced by its “conversion price,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. A convertible security’s conversion price tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases. As the market price of the underlying common stock declines such that the conversion price is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common shareholders. Consequently, an issuer’s convertible securities generally entail less risk than its common stock.
     Synthetic Convertible Securities Risk.  The value of a synthetic convertible security may respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
     Convertible Hedging / Short Sales Risk.  The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. If the market price of the common stock issuable upon exercise of a convertible security increases above the conversion price on the convertible security, the price of the convertible security will increase. The Fund’s increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the Fund’s gain on the short position. The use of short sales could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.
     High Yield Securities Risk.  Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:
•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.
     Securities rated below investment grade are speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody’s means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor’s assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody’s and Standard & Poor’s ratings.
     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.
     Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
     If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.
     Risks Associated with Options.  There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Fund to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.
     The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option’s life, the opportunity to profit from currency appreciation.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets at the closing.
     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Options in General”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by Calamos.
     The Fund may purchase and sell call options on securities indices and currencies. All calls sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. The Fund may purchase and sell put options on individual securities, securities indices, and currencies. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.
     Equity Securities Risk.  Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments.
     Swaps and Related Swap Products Risk.  Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty. The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a “net basis,” and the Fund will receive or pay, as the case may be, only the net amount of the two payments.
     The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.
     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If Calamos is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.
     Calamos will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable. The Fund will earmark and reserve the Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of the Fund’s accrued obligations under the agreement. The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by Calamos. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid. The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by Calamos and approved by the Trustees which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.
     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.
     Credit Default Swaps Risk.  Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
     If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.
     If the Fund is a buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.
     The use of CDS, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
     Interest Rate Risk.  Fixed income securities, including high yield securities, are subject to certain common risks, including:
•	if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•	during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•	during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk; and

•	market interest rates currently are near historically low levels.
     Default Risk.  Default risk refers to the risk that a company who issues a debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk.

     Liquidity Risk.  Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.
     REIT Risk.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.
     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
     REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.
     Tax Risk.  The Fund may invest in certain securities, such as certain convertible securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See “Certain Federal Income Tax Matters.”
     Management Risk.  Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.
     Antitakeover Provisions.  The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares, including any outstanding Auction Market Preferred Shares, will have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. See “Description of Shares — Preferred Shares” and “Certain Provisions of the Agreement and Declaration of Trust and By-Laws.” The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in these situations.
     Market Disruption Risk.  Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy.

Additional Risks to Common Shareholders
     Generally, an investment in common shares is subject to the following risks:
     Leverage Risk.  The Fund has issued preferred shares (Auction Market Preferred Shares) and may issue additional preferred shares or borrow money or issue debt securities as permitted by the 1940 Act. The Fund’s use of leverage creates risk. As a non-fundamental policy, such preferred shares, borrowing or debt securities may not exceed 38% of the Fund’s total assets. However, the Board of Trustees reserves the right to issue preferred shares or borrow to the extent permitted by the 1940 Act or under any order issued by the SEC pursuant to the Fund’s recently filed exemptive application relating to asset coverage relief on debt. See “Prospectus Summary — Recent Developments” and “Leverage.”
     Leverage creates risks which may adversely affect the return for the holders of common shares, including:
•	the likelihood of greater volatility of net asset value and market price of common shares;

•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•	fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•	increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed.
     The Fund’s use of leverage is premised upon the expectation that the Fund’s preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or debt securities or borrowing. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because Calamos seeks to invest the Fund’s managed assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.
     Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.
     The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund is subject to certain restrictions on investments imposed by guidelines of Moody’s and Fitch, which have issued ratings for the Auction Market Preferred Shares and may do so for short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.
     If the Fund’s ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any preferred shares or debt securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.
     Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund would require approval by the Board of Trustees of the Fund. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.
     Reduction of Leverage Risk. We may take action to reduce the amount of leverage employed by the Fund. For example, subject to then current market conditions and portfolio management assessment, we may use the proceeds of any offering under this prospectus and related prospectus supplement to redeem preferred shares, including the Auction Market Preferred Shares, to the extent that any such securities are outstanding. Reduction of the leverage employed by the Fund, including by redemption of preferred shares, will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact our financial performance, including our ability to sustain current levels of distributions on common shares.
     Interest Rate Transactions Risk.  The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund.
     Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage.
     Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.
     If the Fund fails to maintain a required 200% asset coverage of the liquidation value of the outstanding Auction Market Preferred Shares or if the Fund loses its rating on its Auction Market Preferred Shares or fails to maintain other covenants with respect to the Auction Market Preferred Shares, the Fund may be required to redeem some or all of the Auction Market Preferred Shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.
     Market Impact Risk.  The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares. An increase in the number of common shares available may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.
     Dilution Risk.  The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.
     Market Discount Risk.  The Fund’s common shares have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade above net asset value. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in the Fund’s net asset value as a result of investment activities. The Fund’s net asset value may be reduced immediately following this offering by the offering costs for common shares which will be borne entirely by all common shareholders.
     Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the public offering price for the common shares.
Additional Risks to Senior Security Holders
     Generally, an investment in preferred shares or debt securities (collectively, “senior securities”) is subject to the following risks:
     Interest Rate Risk.  Rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities.
     Senior Leverage Risk.  Preferred shares will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings. See “Prospectus Summary — Recent Developments.”
     Ratings and Asset Coverage Risk.  To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem a senior security under certain circumstances.
     Inflation Risk.  Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.
     Decline in Net Asset Value Risk.  A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our Auction Market Preferred Shares or any other preferred securities or debt securities we may in the future issue.
MANAGEMENT OF THE FUND
Trustees and Officers
     The Fund’s Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund’s operations. Currently, there are seven Trustees of the Fund, one of whom is an “interested person” of the Fund (as defined in the 1940 Act) and six of whom are not “interested persons.” The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the statement of additional information.
Investment Adviser
     The Fund’s investments are managed by Calamos, 2020 Calamos Court, Naperville, Illinois. On June 30, 2008 Calamos managed approximately $41.2 billion in assets of individuals and institutions. Calamos is a wholly owned subsidiary of Holdings and an indirect subsidiary of Calamos Asset Management, Inc., a publicly traded holding company.
Investment Management Agreement
     Subject to the overall authority of the Board of Trustees, Calamos regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs, supervises the Fund’s business and affairs and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (a) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (b) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; (c) assisting in the preparation and making of filings with the SEC and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, registration statements on Form N-2 and amendments thereto, and semi-annual reports on Form N-SAR and Form N-CSR; (d) overseeing the tabulation of proxies by the Fund’s transfer agent; (e) assisting in the preparation and filing of the Fund’s federal, state and local tax returns; (f) assisting in the preparation and filing of the Fund’s federal excise tax return pursuant to Section 4982 of the Code; (g) providing assistance with investor and public relations matters; (h) monitoring the valuation of portfolio securities and the calculation of net asset value; (i) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (j) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; (k) assisting in establishing the accounting policies of the Fund; (l) assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith;

(m) reviewing the Fund’s bills; (n) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (o) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trustees.
     Under the investment management agreement, the Fund will pay to Calamos a fee based on the average weekly managed assets that is computed weekly and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 1.00% of average weekly managed assets. “Managed assets” means the managed assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Because the fees paid to Calamos are determined on the basis of the Fund’s managed assets, the amount of management fees paid to Calamos when the Fund uses leverage will be higher than if the Fund did not use leverage. Therefore, Calamos has a financial incentive to use leverage, which creates a conflict of interest between Calamos and the Fund’s common shareholders.
     Under the terms of its investment management agreement, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including Calamos’ overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund’s custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, sub-custodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders’ and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund’s shares on the NYSE or any other national stock exchange.
Portfolio Manager
     Calamos employs a team approach to portfolio management, with teams led by the Co-Chief Investment Officers (the “Co-CIOs”) and comprised generally of the Co-CIOs, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.
     Portfolio holdings are reviewed and trading activity is discussed on a regular basis by team members. Team members generally may make trading decisions guided by each respective fund’s investment objective and strategy.
     While day-to-day management of each portfolio is a team effort, the Co-CIOs, along with the Director of Fixed Income and certain of the senior strategy analysts, have joint primary and supervisory responsibility for the Fund and work with all team members in developing and executing each respective portfolio’s investment program.

     The Fund’s portfolio investment program includes implementation of distinct strategies, including a fixed income approach which is lead by the Director of Fixed Income of Calamos. All team leaders are further identified below.
     John P. Calamos, Sr., Co-CIO of Calamos, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. Nick P. Calamos, Co-CIO of Calamos, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. Matthew Toms is Director of Fixed Income. John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko are each senior strategy analysts.
     John P. Calamos, Sr. is President and Trustee of the Fund and founder, chairman, CEO and Co-CIO of Calamos and its predecessor company. Nick P. Calamos is Vice President of the Fund and Senior Executive Vice President and Co-CIO of Calamos and its predecessor company. Matthew Toms joined Calamos in March 2007 as Director of Fixed Income. John P. Calamos, Jr., Executive Vice President of Calamos, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos in 2000 and has been a senior strategy analyst since July 2002.
     For over 20 years, the Calamos portfolio management team has managed money for their clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets. The Fund’s statement of additional information provides additional information about the team leaders, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.
Fund Accounting
     Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services to the Fund and such other funds advised by Calamos that may be part of those arrangements (the Fund and such other funds are collectively referred to as the “Calamos Funds”) as described more fully in the statement of additional information. For the services rendered to the Calamos Funds, State Street receives fees based on the combined managed assets of the Calamos Funds (“Combined Assets”). Each fund of the Calamos Funds pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each fund. State Street receives a fee at the annual rate of .009% for the first $5.0 billion of Combined Assets, .0075% for the next $5.0 billion of Combined Assets, .005% for the next $5.0 billion of Combined Assets and .0035% for the Combined Assets in excess of $15.0 billion. Because the fees payable to State Street are based on the managed assets of the Calamos Funds, the fees increase as the Calamos Funds increase their leverage.
     In addition, Calamos provides certain other financial accounting services to the Calamos Funds described more fully in the statement of additional information. For providing those services, Calamos receives a fee at the annual rate of .0175% on the first $1 billion of Combined Assets; .0150% on the next $1 billion of Combined Assets; and .0110% on Combined Assets above $2 billion (“financial accounting service fee”). Each fund of the Calamos Funds will pay its pro rata share of the financial accounting service fee to Calamos based on the fund’s portion of the Combined Assets.
CLOSED-END FUND STRUCTURE
     The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund) which commenced investment operations in June 2007. Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments.

By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.
     Shares of closed-end funds frequently trade at a discount to their net asset value. To the extent the common shares do trade at a discount, the Fund’s Board of Trustees may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. We cannot guarantee or assure, however, that the Fund’s Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund. Conversion of the Fund to an open-end mutual fund would require an amendment to the Fund’s Declaration of Trust. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund’s outstanding shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment were previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-Laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class.
CERTAIN FEDERAL INCOME TAX MATTERS
     The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or those who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, REITs, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the federal income tax consequences of investing in our securities is in the statement of additional information.
Federal Income Taxation of the Fund
     The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not pay U.S. federal income tax on income and capital gains timely distributed to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains, less certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner in amounts necessary to avoid the excise tax and accordingly does not expect to be subject to this tax.

     If, for any taxable year, the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated in the same manner as a regular corporation subject to U.S. federal income tax and distributions to its shareholders would not be deducted by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010.
     Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.
     Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholdings or other foreign taxes. If it meets certain requirements, the Fund may make an election under the Code to pass through such taxes to shareholders of the Fund. If such an election is not made, any foreign taxes paid or accrued by the Fund will represent an expense of the Fund. If an election is made, shareholders will generally be able to claim a credit or deduction on their federal income tax return for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). If the Fund makes such an election, it will provide relevant information to its shareholders.
Federal Income Taxation of Common and Preferred Shares
     Federal Income Tax Treatment of Common Share Distributions. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of common stock of the Fund pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable at ordinary federal income tax rates to the extent of the Fund’s current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” currently available to noncorporate shareholders under Section 1(h)(11) of the Code, provided certain holding period and other requirements are met at both the Fund and shareholder levels. The provisions of the Code applicable to “qualified dividend income” are currently effective for taxable years beginning on or before December 31, 2010. Distributions of net capital gain, if any, are generally taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to the shareholders annually.
     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholders.
     If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the plan agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the plan agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.
     Dividends declared by the Fund in October, November or December with a record date in such month that are paid during the following January will be treated for federal income tax purposes as paid by the Fund and received by the shareholders on December 31 of the calendar year in which they were declared.
     Federal Income Tax Treatment of Preferred Share Distributions. Under present law, we are of the opinion that our preferred shares will constitute equity, and thus distributions with respect to preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Except in the case of distributions of net capital gain, such dividends generally will be taxable to holders at ordinary federal income tax rates but may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation under Section 1(h)(11) of the Code that apply to qualified dividend income received by noncorporate shareholders. Distributions designated by the Fund as net capital gain distributions will be taxable as long-term capital gain regardless of the length of time a shareholder has held shares of the Fund. Please see the discussion above on qualified dividend income, dividends received deductions and net capital gain.
     The Internal Revenue Service (“IRS”) currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions made with respect to preferred shares as ordinary income, capital gain distributions, dividends qualifying for the dividends received deduction, if any, and qualified dividend income, if any, in proportion to the preferred shares’ share of total dividends paid during the year. See “Certain Federal Income Tax Matters” in the statement of additional information.
     Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on the preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in the preferred shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a shareholder who holds such shares as a capital asset.
     Dividends declared by the Fund in October, November or December with a record date in such month that are paid during the following January will be treated for federal income tax purposes as paid by the Fund and received by the shareholders on December 31 of the calendar year in which they were declared.
     Sale of Shares. Sales and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term or short-term depending on the shareholder’s holding period in the shares disposed. However, any loss realized by a shareholder upon the sale or other disposition of shares with a federal income tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. The ability to deduct capital losses may be limited.
     Gain or loss will generally be long-term capital gain or loss if the shares disposed of were held for more than one year and will be short-term capital gain or loss if the shares disposed of were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. shareholder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after December 31, 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate shareholders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, currently at a maximum rate of 35%. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired.
     Backup Withholding. The Fund is required in certain circumstances to withhold federal income tax (“backup withholding”) at a current rate of 28% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
Federal Income Taxation of Debt Securities
     Federal Income Tax Treatment of Holders of Debt Securities. Under present law, we are of the opinion that the debt securities will constitute indebtedness of the Fund for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.
     Taxation of Interest. Payments or accruals of interest on debt securities generally will be taxable to holders as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with their regular method of accounting for federal income tax purposes.
     Purchase, Sale and Redemption of Debt Securities. Initially, the tax basis in debt securities acquired generally will be equal to the cost to acquire such debt securities. This basis will increase by the amounts, if any, that a holder includes in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When a holder sells or exchanges any of their debt securities, or if any debt securities are redeemed, the holder of the debt securities generally will recognize gain or loss equal to the difference between the amount realized on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and the tax basis in the debt securities relinquished.
     Except as discussed below with respect to market discount, the gain or loss recognized on the sale, exchange or redemption of any debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after December 31, 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
     Amortizable Premium. If a holder purchases debt securities at a cost greater than their stated principal amount, plus accrued interest, the holder will be considered to have purchased the debt securities at a premium, and generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If the holder makes the election to amortize the premium, it generally will apply to all debt instruments held at the beginning of the first taxable year to which the election applies, as well as any debt instruments subsequently acquired. In addition, the holder may not revoke the election without the consent of the IRS. If the holder elects to amortize the premium, the holder will be required to reduce its tax basis in the debt securities by the amount of the premium amortized during its holding period. If the holder does not elect to amortize premium, the amount of premium will be included in its tax basis in the debt securities. Therefore, if the holder does not elect to amortize the premium and holds the debt securities to maturity, the holder generally will be required to treat the premium as a capital loss when the debt securities are redeemed.
     Market Discount. If the holder purchases debt securities at a price that reflects a “market discount,” any principal payments on, or any gain realized on the disposition of the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time the holder held such debt securities. “Market discount” is defined under the Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, the holder may be required to defer the deduction of all or a portion of any interest paid on any indebtedness incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at the holder’s election, under a constant yield method.
     The holder may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If the holder elects to include market discount on a current basis, the interest deduction deferral rule described above will not apply and the holder will increase its basis in the debt security by the amount of market discount it includes in gross income. If the holder does make such an election, it will apply to all market discount debt instruments that the holder acquires on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.
     Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.
     We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. A holder who is a non-U.S. Holder may have to comply with certification procedures to establish its non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.
     Taxation of Non-U.S. Holders. If a holder is a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply provided that

(1) interest paid on the debt securities is not effectively connected with the holder’s conduct of a trade or business in the United States, (2) the holder is not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Code, (3) the holder does not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund’s stock entitled to vote, (4) the holder is not a controlled foreign corporation that is related, directly or indirectly, to the Fund through stock ownership, and (5) the holder satisfies the certification requirements described below.
     To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.
     Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will generally be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.
     Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to a holder whose gain is effectively connected with their conduct of a trade or business in the U.S. or who is an individual holder and is present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either its gain is attributable to an office or other fixed place of business that it maintains in the U.S. or it has a tax home in the United States.
NET ASSET VALUE
     Net asset value per share is determined no less frequently than the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern time), on the last business day in each week, or such other time as the Fund may determine. Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.
     The values of the securities in the Fund are based on market prices from the primary market in which they are traded. As a general rule, equity securities listed on a U.S. securities exchange are valued at the last current reported sale price as of the time of valuation. Securities quoted on the NASDAQ National Market System are valued at the Nasdaq Official Closing Price (“NOCP”), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Bonds and other fixed-income securities that are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected this will ordinarily be the over-the-counter market. The foreign securities held by the Fund are traded on exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of foreign securities is generally determined at the close of trading of the exchange on which the securities are traded or at the close of trading on the NYSE, whichever is earlier.

     If market prices are not readily available or the Fund’s valuation methods do not produce a value reflective of the fair value of the security, securities and other assets are priced at a fair value determined in accordance with procedures adopted by the Board of Trustees, which may include a systematic fair valuation model provided by an independent service provider.
     The Fund also may use fair value pricing if the value of a security it holds has been affected by events occurring before the Fund’s pricing time, but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is employed, the prices of portfolio securities used to calculate the Fund’s net asset value may differ from market quotations or official closing prices for the same securities. This means that the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.
     The fair value pricing procedures recognize that volatility in the U.S. markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Fund’s net asset value is determined. As a result, at least some of the Fund’s foreign securities may be valued at their fair value in accordance with the fair value pricing procedures on any day the Fund calculates its net asset value.
     Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the NYSE is not open, and does not take place on some days when the NYSE is open. So, the value of the Fund’s portfolio may be affected on days when the Fund does not calculate its net asset value.
DIVIDENDS AND DISTRIBUTIONS ON COMMON SHARES; AUTOMATIC DIVIDEND
REINVESTMENT PLAN
Dividends and Distributions on Common Shares
     The Fund has made regular monthly distributions to its common shareholders in an amount of $0.1100 per share since August 2007. Most recently, the Fund made a distribution of $0.1100 per common share in August 2008.
     The Fund currently intends to make monthly distributions to common shareholders at a level rate established by the Board of Trustees. The rate may be modified by the Board of Trustees from time to time. Monthly distributions may include net investment income, net realized short-term capital gain and, if necessary, return of capital. Net realized short-term capital gains distributed to common shareholders will be taxed as ordinary income. Generally, there may be at least one additional distribution per calendar year that may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain its level distribution policy. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.
     For U.S. federal income tax purposes, the Fund is required to distribute substantially all of its net investment income and net realized capital gains each year to both reduce its federal income tax liability and to avoid a potential excise tax. Accordingly, the Fund intends to distribute all or substantially all of its net investment income and all net realized capital gains, if any. Therefore, the Fund’s final distribution with respect to each calendar year would include any remaining net investment income and net realized capital gains, if any, undistributed during the year.

     If, for any calendar year, the Fund’s total distributions exceeded net investment income and net realized capital gains (the “Excess”), the Excess, distributed from the Fund’s assets, would generally be treated as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Thereafter, such Excess would be treated as a tax-free return of capital up to the amount of the common shareholder’s tax basis in his, her or its common shares, with any amounts exceeding such basis treated as gain from the sale of common shares. See “Certain Federal Income Tax Matters.”
     In the event the Fund distributed the Excess, such distribution would decrease the Fund’s managed assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess.
     In January 2004, Calamos, on behalf of itself and certain funds, filed an exemptive application with the SEC seeking an order under the 1940 Act facilitating the implementation of the Managed Dividend Policy. In March 2007, an amended and restated exemptive application was filed with the SEC. In July 2008, a second amended and restated exemptive application was filed with the SEC which, among other changes, added the Fund as an applicant. If, and when, Calamos, on behalf of itself and other parties, receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy.
     Under a Managed Dividend Policy, the Fund would seek to distribute a monthly fixed percentage of net asset value to common shareholders. If, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the differences would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.
     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.
     While any preferred shares are outstanding, the Fund may not declare any dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).
     In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on common shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See “Leverage” and “Certain Federal Income Tax Matters.”
     See “— Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions are taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Fund or received in cash.
     The yield on the Fund’s common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under “Leverage,” the timing of the investment of leverage proceeds in portfolio securities, the Fund’s net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares and the yield for any given period is not an indication or representation of future yields on the Fund’s common shares.
Automatic Dividend Reinvestment Plan
     Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.
     Whenever the Fund declares a dividend or distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.
     If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the payment date (“last purchase date”) to invest the dividend or distribution amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.
     The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee.
     The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Certain Federal Income Tax Matters.”
     Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See “Certain Federal Income Tax Matters” for a discussion of federal income tax consequences of the Plan.
     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees such a change is warranted. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address above. The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
     All correspondence concerning the Plan should be directed to the Plan Agent at Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774.
DESCRIPTION OF SECURITIES
     The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. As of August 15, 2008, the Fund had 59,006,992 common shares outstanding and 2,000 Auction Market Preferred Shares outstanding. The Board of Trustees may establish such series or class from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and By-Laws to reflect the terms of any such class or series.
     The Fund is also authorized to issue other securities, including debt securities. In May 2008, 12,000 of the 14,000 outstanding Auction Market Preferred Shares (representing $300 million of the then-outstanding liquidation preference of $350 million) of the Fund were replaced with debt financing in the form of Extendible Senior Notes. The notes were issued in the aggregate amount of $300 million at the three month LIBOR plus .50%. The Fund paid a one-time agency fee of 1.00% and an annual facility fee of .75% in connection with the redemption of the notes. The notes will mature on June 1, 2009, the initial maturity date, unless the notes are extended by the holder. In no event shall the notes be extended beyond May 1, 2011, the final maturity date. On May 1, 2009, and May 1, 2010, the Fund has the right to redeem all of the notes at a price equal to 100.25% of the principal amount of the notes.
     The Extendible Senior Notes are senior secured obligations of the Fund and rank equal in right of payment with all other existing and future unsubordinated indebtedness of the Fund. The notes are secured by a security interest in collateral, which includes substantially all of the assets of the Fund. However, the Fund retains the right to invest and dispose of its assets constituting collateral in the ordinary course of business in accordance with our investment policies. It is only upon the occurrence and continuation of specified events of default that the collateral agent would be able to exercise the remedies of a secured party, including the forced sale of the collateral. In addition, the terms of the notes limit our ability to incur liens on our assets, except for liens on assets that do not serve as asset coverage for the notes and other liens arising in the ordinary course of business.
     While unsecured and unsubordinated indebtedness will rank equally with the notes in right of payment, the holders of the notes, together with the holders of other outstanding secured indebtedness, may, to the exclusion of unsecured creditors, seek recourse against the collateral as security for the notes and such other secured indebtedness until amounts owed under the notes and the other secured indebtedness are satisfied in full. All notes rank senior to the Fund’s common and preferred shares as to the payment of interest and distribution of assets upon liquidation.
     For so long as any notes are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of capital stock of the Fund) upon any class of shares of capital stock of the Fund, unless, in every such case, immediately after such transaction, the Fund would meet 1940 Act asset coverage requirements; provided, that dividends may be declared upon any preferred shares of the Fund if the notes and any other senior securities representing indebtedness of the Fund have an asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred stock, including by interpretation of the SEC or its staff in whatever form) at the time of declaration thereof, after deducting the amount of such dividend.
     A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of capital stock of the Fund is prohibited (i) at any time that an event of default under the indenture under which the notes were issued has occurred and is continuing, (ii) if after giving effect to such declaration, purchase or redemption, the Fund would not have sufficient eligible assets (according to Fitch guidelines; see “Ratings Agency Guidelines”) or would not meet the 1940 Act asset coverage requirements, or (iii) the Fund has not redeemed the full amount of notes required to be redeemed by any provisions for mandatory redemption.
     The Bank of New York Trust Company, N.A. acts as indenture trustee under the indenture pursuant to which the notes were issued and acts as transfer agent, registrar, paying agent, calculation agent, collateral agent and redemption agent with respect to the notes. The Fund and certain of our affiliates may maintain deposit accounts and banking relationships with the indenture trustee. The indenture trustee and certain of its affiliates may also serve as trustee under other indentures pursuant to which securities of the Fund and certain affiliates of the Fund are outstanding.

Common Shares
     Common shares, when issued and outstanding, will be legally issued, fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.
     So long as any shares of the Fund’s preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See “Leverage.”
     The Fund will send unaudited reports at least semiannually and audited annual financial statements to all of its shareholders.
     Other offerings of common shares, if made, will require approval of the Board of Trustees and will be subject to the requirement of the 1940 Act that common shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing shareholders.
Preferred Shares
     On September 14, 2007, the Fund issued Auction Market Preferred Shares, liquidation preference of $25,000 per share ($350 million). In connection with a debt issuance by the Fund in an aggregate amount of $300 million in May 2008, $300 million in aggregate liquidation preference of Auction Market Preferred Shares were redeemed. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets. However, in addition to the Auction Market Preferred Shares that are currently outstanding, the Board of Trustees reserves the right to issue other preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund’s managed assets less the Fund’s liabilities and indebtedness. The Auction Market Preferred Shares pay dividends at dividend rates based on auctions normally held every 7 days. Under the 1940 Act, the Fund may only issue one class of preferred shares. So long as any preferred shares are outstanding, additional issuances of preferred shares may not have preference or priority over the outstanding preferred shares. It is expected that any additional issuance of preferred shares would be additional shares of an existing series of preferred shares or shares of a different series of preferred shares.
     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.
     The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ accumulated dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions of the Agreement and Declaration of Trust and By-Laws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.
     The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.
     The terms of the outstanding Auction Market Preferred Shares provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.
Debt Securities
     General. Under Delaware law and our Agreement and Declaration of Trust, we may borrow money, without prior approval of holders of common and preferred shares. We may issue debt securities, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings will rank senior to preferred shares and the common shares.
     Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 33 1/3% of our managed assets. A prospectus supplement and indenture relating to any debt securities will include specific terms relating to the offering. These terms are expected to include the following:
•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	identities of, and any changes in trustees, paying agents or security registrar; and

•	any other terms of the securities.
     Interest. Unless otherwise stated in a prospectus supplement, debt securities will bear interest as generally determined by the Board of Trustees, as more fully described in the related prospectus supplement. Interest on debt securities shall be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.
     Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our managed assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

     Events of Default and Acceleration of Maturity of Debt Securities; Remedies. Unless stated otherwise in the related prospectus supplement, any one of the following events are expected to constitute an “event of default” for that series under the indenture:
•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•	default in the performance, or breach, of any covenant or warranty of ours in the indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.
     Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are not entitled to receive notice of such a default under the indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.
     Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any common or preferred stock of the Fund are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.
     Unsecured creditors of ours may include, without limitation, service providers including Calamos, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.
     A consolidation, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.
     Voting Rights. Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.
     Market. Our debt securities are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such securities, along with the other terms of the securities, will be described in a prospectus supplement. We cannot assure you that any market will exist for our debt securities or if a market does exist, whether it will provide holders with liquidity.
     Book-Entry, Delivery and Form. Unless otherwise stated in the related prospectus supplement, the debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for The Depositary Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.
     Under the expected terms of the indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.
     A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:
•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the indenture; or

•	an event of default has occurred and is continuing.
     In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.
     Under the expected terms of the indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the indenture.
RATING AGENCY GUIDELINES
     The Rating Agencies, which assign ratings to our senior securities, impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings. The outstanding Auction Market Preferred Shares are currently rated “Aaa” and “AAA” by Moody’s and Fitch, respectively. Moody’s and Fitch, and any other agency that may rate our debt securities or preferred shares in the future, are collectively referred to as the “Rating Agencies.”
     We may, but are not required to, adopt any modification to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without shareholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each Rating Agency’s guidelines (“Rating Agency Guidelines”) only in the event we receive written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.
     We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to preferred shares: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to 115% of the aggregate principal amount/liquidation preference of the debt securities/ preferred stock, respectively, plus specified liabilities, payment obligations and other amounts (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.
     Basic Maintenance Amounts. We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to 115% of the applicable basic maintenance amount (“Basic Maintenance Amount”), which is calculated separately for debt securities and preferred shares for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to 115% of the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.
     The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time.
     The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our NAV. See “Determination of Net Asset Value.”
     Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable basic maintenance amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Trustees or shareholders.
     A Rating Agency’s Guidelines will apply to the senior securities only so long as that Rating Agency is rating such securities. We will pay certain fees to Moody’s, Fitch and any other Rating Agency that may provide a rating for the senior securities. The ratings assigned to the senior securities are not recommendations to buy, sell or hold the senior securities. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.
     1940 Act Asset Coverage. We are also required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for preferred stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common stock). If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and such failure is not cured as of the last business day of the following month (the “Asset Coverage Cure Date”), we will be required to redeem certain senior securities.
     Notices. Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency which is then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.
     Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any shareholder of the Fund.
     A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder to the Fund by writing the Fund at 2020 Calamos Court, Naperville, Illinois 60563.
CERTAIN PROVISIONS OF THE AGREEMENT
AND DECLARATION OF TRUST AND BY-LAWS
     The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions, however, have the advantage of potentially requiring persons seeking control of the Fund to negotiate with our management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board of Trustees of the Fund has considered these provisions and concluded that they are in the best interests of the Fund.
     The Board of Trustees is divided into three classes. The terms of the Trustees of the different classes are staggered. A Trustee may be removed from office with or without cause by a vote of at least a majority of the then Trustees if such removal is approved by the holders of at least 75% of the shares entitled to vote with respect to the election of such Trustee and present in person or by proxy at a meeting of shareholders called for such purpose.
     In addition, the Agreement and Declaration of Trust requires the affirmative vote of at least 75% of the outstanding shares entitled to vote on the matter for the Trust to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund’s assets; unless such action has been approved by the affirmative vote of at least 75% of the Trustees then in office, in which case, the affirmative vote of a majority of the outstanding shares entitled to vote on the matter is required.
     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund’s Agreement and Declaration of Trust. Such an amendment would require the favorable vote of a majority of the then Trustees followed by a favorable vote of the holders of at least 75% of the shares entitled to vote on the matter, voting as separate classes or series (or a majority of such shares if the amendment was previously approved by 75% of the Trustees). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders.
     Under the 1940 Act, shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the NYSE. Conversion to an open-end investment company would also require changes in certain of the Fund’s investment policies and restrictions. In addition, the Fund would be required to redeem all of its outstanding preferred shares prior to conversion to an open-end investment company.
     In addition, the Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the then Trustees followed by the affirmative vote or consent of the holders of at least 75% of the shares of each affected class or series of the Fund outstanding, voting separately as a class or series, to approve certain transactions with a Principal Shareholder, unless the transaction has been approved by at least 75% of the Trustees, in which case a majority of the outstanding shares entitled to vote shall be required. For purposes of these provisions, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:
•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan); or

•	the sale, lease or exchange to the Fund or any subsidiary of the Fund in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.
The Fund may be terminated by the affirmative vote of not less than 75% of the Trustees then in office by written notice to the shareholders.
     The Agreement and Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws, except for any Bylaw that requires a vote of the shareholders to be amended, adopted or repealed by the terms of the Agreement and Declaration of Trust, By-Laws or applicable law. Neither this provision of the Agreement and Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.
     With respect to proposals by shareholders submitted outside the process of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Fund’s By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the mailing of the notice for the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws, including information regarding the shares held by the shareholder and information regarding the candidate’s background and qualifications to serve as trustee.
PLAN OF DISTRIBUTION
     We may sell our common shares, preferred shares and debt securities, and certain of our shareholders may sell our common shares, on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement. The aggregate amount of securities that may be offered by us is limited to $180 million. We may offer our common shares, preferred shares and debt securities: (1) directly to one or more purchasers; (2) through agents; (3) through underwriters; or (4) through dealers. Each prospectus supplement relating to an offering of securities will state the terms of the offering, including as applicable:
•	the names of any agents, underwriters or dealers;

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the net proceeds we will receive from the sale; provided, however, that we will not receive any of the proceeds from a sale of our common stock by any selling shareholder; and

•	any securities exchange on which the offered securities may be listed.
Direct Sales
     We may sell our common shares, preferred shares and debt securities, or certain of our shareholders may sell our common shares, directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. We, or any selling shareholder, may use electronic media, including the Internet, to sell offered securities directly. The terms of any of those sales will be described in a prospectus supplement.
By Agents
     We may offer our common shares, preferred shares and debt securities through agents that we or they designate. Any agent involved in the offer and sale will be named and any commissions payable by us will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.
By Underwriters
     We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
     If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.
By Dealers
     We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.
General Information
     Agents, underwriters, or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent may be deemed to be underwriting discounts and commissions under the 1933 Act.
     We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.
     Ordinarily, each series of offered securities will be a new issue of securities and will have no established trading market.
     To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.
•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.
     Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.
     Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.
     Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.
     The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.
     The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (FINRA) or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.
     The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.
     To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
     A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR
     The Fund’s securities and cash are held under a custodian agreement with The Bank of New York, One Wall Street, New York, New York 10286. The transfer agent, dividend disbursing agent and registrar for the Fund’s shares is also The Bank of New York.
LEGAL MATTERS
     Bell, Boyd & Lloyd LLP, Chicago, Illinois (“Bell Boyd”), is counsel to the Fund.                                          will pass on the legality of the securities to be offered hereby. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such matters will be passed upon by counsel to be identified in a prospectus supplement. Bell Boyd and counsel to the underwriters may rely on the opinion of                      for certain matters of Delaware law.
EXPERTS
     The financial statements and financial highlights in the accompanying statement of additional information have been audited by                     , an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in this registration statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
AVAILABLE INFORMATION
     We are subject to the informational requirements of the 1934 Act and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. Our most recent shareholder report filed with the SEC is for the period ended April 30, 2008. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.
     This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.
     Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the 1934 Act.

OF THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds	S-1
Investment Objective and Policies	S-2
Investment Restrictions	S-20
Management of the Fund	S-22
Portfolio Transactions	S-35
Net Asset Value	S-36
Repurchase of Common Shares	S-36
Federal Income Tax Matters	S-37
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar	S-47
Independent Registered Public Accounting Firm	S-47
Additional Information	S-47
Additional Information Concerning the Agreement and Declaration of Trust	S-47
Financial Statements and Report of Independent Auditors/Accountants	F-1
Appendix A — Description of Ratings	A-1

$180,000,000
Common Shares
Preferred Shares
Debt Securities
Calamos Global Dynamic Income Fund
PROSPECTUS
          ___, 2008

The information in this prospectus supplement, which relates to an effective Registration Statement under the Securities Act of 1933, is not complete and may be changed. We may not sell these securities until we deliver a final prospectus supplement. This prospectus supplement and the attached prospectus do not constitute an offer to sell these securities or a solicitation of an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED __, 2008
[LOGO]
FORM OF PROSPECTUS SUPPLEMENT
(To prospectus dated      , 2008)
$
CALAMOS GLOBAL DYNAMIC INCOME FUND
Preferred Shares
                    Shares, Series ___
Liquidation Preference $  per share
     Calamos Global Dynamic Income Fund (the “Fund,” “we”, “us” or “our”) is a diversified, closed-end management investment company. Our investment objective is to provide total return through a combination of capital appreciation and current income.
     We are offering an additional series (“Series ___”) of our series ___preferred shares (referred to as “Preferred Shares” or “Series ___Preferred Shares”) in this prospectus supplement. This prospectus supplement is not complete and should be read in conjunction with our prospectus dated , 20___(the “prospectus”), which accompanies this prospectus supplement. This prospectus supplement does not include all information that you should consider before purchasing any Preferred Shares. You should read this prospectus supplement and our prospectus prior to purchasing any Preferred Shares.
     The Series ___Preferred Shares offered in this prospectus supplement, together with the previously issued and currently outstanding Preferred Shares, are collectively referred to as “Preferred Shares.” Individual series of Preferred Shares are referred to as a “series.” Except as otherwise described in this prospectus supplement, the terms of this series and all other series are the same.
     The Preferred Shares have a liquidation preference of $                     per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund’s common shares as to distribution of assets as described in this prospectus supplement.
     (continued on next page)

     Investing in Preferred Shares involves certain risks. See “Risk Factors” beginning on page ___ of the prospectus and beginning on page ___of this prospectus supplement.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

S-1

	Per Share	Total
Public offering price	$	$
Sales load	$	$
Proceeds to us (before expenses)(1)	$	$

(1)	Does not include offering expenses payable to us estimated to be $___.
     The underwriters expect to deliver the Series ___Preferred Shares in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about , 20___.
[UNDERWRITER(S)]
                    , 20___
     This prospectus supplement has been filed with the Securities and Exchange Commission (the “SEC”). Additional copies of this prospectus supplement, the prospectus, the statement of additional information dated                      , as supplemented from time to time, or the Fund’s annual or semi-annual reports are available by calling (800) 582-6959 or by writing to the Fund, or you may obtain copies (and other information regarding us) from the SEC’s web site (http://www.sec.gov). The Fund’s annual and semi-annual reports are also available on the Fund’s website at www.calamos.com, which provides a link to the SEC’s website where the Fund’s statement of additional information may be obtained. You also may e-mail requests for these documents to the SEC at publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.
     This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the prospectus. The prospectus gives more general information, some of which may not apply to this offering.
     If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.
     The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

S-2

Prospectus Supplement
Prospectus

Prospectus Summary	1
Summary of Fund Expenses	15
Financial Highlights	16
Market And Net Asset Value Information	17
Use of Proceeds	18
The Fund	18
Investment Objective and Principal Investment Strategies	19
Leverage	28
Interest Rate Transactions	31
Risk Factors	32
Management of the Fund	43
Closed-End Fund Structure	45
Certain Federal Income Tax Matters	46
Net Asset Value	51
Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan	52
Description of Securities	55
Rating Agency Guidelines	60
Certain Provisions of the Agreement and Declaration of Trust And By-Laws	62
Plan of Distribution	63
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar	66
Legal Matters	66
Experts	66
Available Information	66
Table of Contents of the Statement of Additional Information	67
     You should rely only on the information contained in or incorporated by reference in this prospectus supplement. Neither we nor the underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these Series                     Preferred Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement is accurate only as of the date of this prospectus supplement, and that our business, financial condition and prospects may have changed since this date. We will amend or supplement this prospectus supplement to reflect material changes to the information contained in this prospectus supplement to the extent required by applicable law.

S-3

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This prospectus supplement, the accompanying prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement, as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.
     Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended.
     Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in the Preferred Shares.
PROSPECTUS SUPPLEMENT SUMMARY
     This summary contains basic information about us but does not contain all of the information that is important to your investment decision. You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page ___of the accompanying prospectus and on page ___of this prospectus supplement.
The Fund
     Calamos Global Dynamic Income Fund is a diversified, closed-end management investment company. Throughout the prospectus, we refer to Calamos Global Dynamic Income Fund as the “Fund” or as “we,” “us,” or “our.” The Fund’s common shares are traded on the New York Stock Exchange under the symbol “CHW.” As of                     , 2008, the Fund had                      common shares outstanding and net assets of $                      . The      Fund’s principal offices are located at 2020 Calamos Court, Naperville, Illinois 60563. We have a fiscal year ending October 31st.
     Our investment objective is to provide total return through a combination of capital appreciation and current income. There can be no assurance that we will achieve our investment objective. See “The Fund” in the accompanying prospectus.
     We commenced operations in June 2007 following our initial public offering. As of the date of this prospectus supplement, we have $50 million of Auction Market Preferred Shares outstanding.
Investment Adviser
     Calamos Advisors LLC (“Calamos”) is the Fund’s investment adviser. Calamos is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and policies. Calamos

S-4

makes all investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio securities. As of                     , 2008, Calamos managed approximately                      $ billion in assets of individuals and institutions. Calamos is a wholly owned subsidiary of Calamos Holdings LLC (“Holdings”) and an indirect subsidiary of Calamos Asset Management, Inc., a publicly traded holding company.
     The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to                      % of the Fund’s average weekly managed assets. See “Management of the Fund” in the accompanying prospectus.
     The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois, 60563.
The Offering

Preferred Shares offered by the Fund	We are offering Series Preferred Shares, each at a purchase price of $ per share. The Series Preferred Shares are offered through .

Use of Proceeds	The Fund estimates the net proceeds of the offering of Preferred Shares, after payment of sales load and offering expenses, will be approximately $ .

The Fund will invest the net proceeds of any sales of securities in accordance with our investment objective and policies. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons.
Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) redeem any outstanding senior securities, including, to the extent any are outstanding, our Auction Market Preferred Shares, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make dividend and interest payments on preferred shares and debt securities, respectively. See “Investment Objective and Principal Investment Strategies” in the accompanying prospectus.

Risk Factors	See “Risks Factors” and other information included in the accompanying prospectus and in this prospectus supplement for a discussion of factors you should carefully consider before deciding to invest in the Preferred Shares.
USE OF PROCEEDS
     The Fund estimates the net proceeds of the offering of Preferred Shares, after payment of sales load and offering expenses, will be approximately $                     . Subject to the remainder of this section, we will invest the net proceeds of any sales of securities in accordance with our investment objective and policies. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we

S-5

anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) redeem any outstanding senior securities, including, to the extent any are outstanding, our Auction Market Preferred Shares, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make dividend and interest payments on preferred shares and debt securities, respectively. See “Investment Objective and Principal Investment Strategies” in the accompanying prospectus.
CAPITALIZATION
     The following table sets forth the capitalization of the Fund as of                     , 20___, and as adjusted, to give effect to the issuance of all the Preferred Shares offered hereby (including estimated offering expenses and sales load of $___). The sales load and offering expenses of the Preferred Shares will be effectively borne by common shareholders.

		As Adjusted
	Actual	Preferred Shares
Extendible Senior Notes	$300,000,000

Shareholders Equity

Preferred Shares, no par value per share, $25,000 stated value per share, at liquidation value; unlimited shares authorized (no shares issued; and 2,000 shares issued, respectively)*	50,000,000

Common shares, no par value per share, unlimited shares authorized, ____ shares outstanding*

Undistributed net investment income

Accumulated net realized gain (loss) on investments

Net Unrealized appreciation (depreciation) on investments

Net Assets

*	None of these outstanding shares are held by or for the account of the Fund
ASSET COVERAGE REQUIREMENTS
     The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for the preferred shares or debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Calamos does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.
DESCRIPTION OF PREFERRED SHARES
     The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Statement of Preferences of

S-6

Preferred Shares (the “Statement”) attached as Appendix ___to the statement of additional information. Where appropriate, terms used in “Description of Preferred Shares” below will have the same meanings as those terms in the Statement.
General
     The Fund’s Agreement and Declaration of Trust authorizes the issuance of preferred shares, no par value per share, in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of ___Preferred Shares, Series ___. All Preferred Shares will have a liquidation preference of $                     per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).
     The Preferred Shares of each series will rank on parity with any other series of Preferred Shares and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters on which Preferred Shares can be voted. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus supplement and the accompanying prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued Preferred Shares. The Board of Trustees may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.
Dividends and Dividend Periods
     The following is a general description of dividends and dividend periods for the Preferred Shares.
     Dividend Periods. The dividend period for the Preferred Shares is                      and the dividend rate is ___% per annum.
     Dividend Payment Dates. Dividends on the Preferred Shares will be payable, when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law.
     Dividends on Preferred Shares will accumulate from the date of their original issue, which is                     , 20___.
     Restrictions on Dividend, Redemption and Other Payments. Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund’s senior securities representing indebtedness (as defined in the 1940 Act) would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund’s senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund’s obligations under any Borrowings. The term “senior security” also does not include any promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made. A loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not

S-7

to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.
     In addition, a declaration of a dividend or other distribution on, or purchase or redemption of, Preferred Shares may be prohibited (i) at any time when an event of default under any borrowings has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such borrowings; or (iii) the Fund has not redeemed the full amount of borrowings, if any, required to be redeemed by any provision for mandatory redemption.
Voting Rights
     The Fund’s common shares and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In elections of trustees, the holders of Preferred Shares, as a separate class, vote to elect two trustees. The Board of Trustees will determine to which class or classes the trustees elected by the holders of Preferred Shares will be assigned. The holders of the Preferred Shares shall only be entitled to elect the trustees so designated when their term shall have expired. Such trustees appointed by the holders of Preferred Shares will be allocated as evenly as possible among the classes of trustees.
     So long as any of the Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares, take certain other actions as described in the Indenture.
     The common shares and the Preferred Shares also will vote separately to the extent otherwise required under Delaware law or the 1940 Act as in effect from time to time. The class votes of holders of Preferred Shares described above will in each case be in addition to any separate vote of the requisite percentage of common shares and Preferred Shares, voting together as a single class, necessary to authorize the action in question.
     For the purpose of any right of the holders of Preferred Shares to vote on any matter, whether the right is created by the Agreement and Declaration of Trust, by statute or otherwise, a holder of a Preferred Share is not entitled to vote and the Preferred Shares will not be deemed to be outstanding for the purpose of voting or determining the number of Preferred Shares required to constitute a quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient deposit securities for the redemption of those Preferred Shares were deposited.
Redemption
     Mandatory Redemption. Under certain circumstances, the Preferred Shares will be subject to mandatory redemption by the Fund out of funds legally available therefor in accordance with the Statement and applicable law.
     Optional Redemption. Under certain circumstances, to the extent permitted under the 1940 Act and Delaware law, the Fund may have the option to redeem, in whole or in part, Preferred Shares.
Liquidation
     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, after claims of creditors but before any payment or distribution is made on the common shares or any other shares of beneficial interest of the Fund ranking junior to the Preferred Shares, an amount equal to the liquidation preference with respect to such shares ($                     per share), plus an amount equal to all unpaid dividends thereon. After the payment to the holders of Preferred Shares of the full preferential amounts provided for

S-8

as described herein, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.
     If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including each series, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including each series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding Preferred Shares, including each series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of common shares or any shares of beneficial interest of the Fund ranking junior to the Preferred Shares as to liquidation.
UNDERWRITING
     [To be provided at the time of an offering.]
WHERE YOU CAN FIND MORE INFORMATION
     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.
     This prospectus supplement and the accompanying prospectus do not contain all of the information in the Fund’s registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.
     Additional information about the Fund and Preferred Shares can be found in the Fund’s registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.
LEGAL MATTERS
      Bell, Boyd & Lloyd LLP, Chicago, Illinois (“Bell Boyd”), is counsel to the Fund.                                          will pass on the legality of the securities to be offered hereby. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such matters will be passed upon by counsel to be identified in a prospectus supplement. Bell Boyd and counsel to the underwriters may rely on the opinion of                                          for certain matters of Delaware law.
[UNAUDITED] FINANCIAL STATEMENTS AS OF                                         , 20__

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$
Calamos Global Dynamic Income Fund
Preferred Shares
___Shares, Series ___
PROSPECTUS SUPPLEMENT
___, 20___
[Underwriters]

      The information in this prospectus supplement, which relates to an effective Registration Statement under the Securities Act of 1933, is not complete and may be changed. We may not sell these securities until we deliver a final prospectus supplement. This prospectus supplement and the attached prospectus do not constitute an offer to sell these securities or a solicitation of an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED     , 2008
FORM OF PROSPECTUS SUPPLEMENT
(To prospectus dated      , 2008)
$
CALAMOS GLOBAL DYNAMIC INCOME FUND
                     Notes (“Calamos Notes”)
$                     Series ___, Due ___, 20___
$                     Denominations
     Calamos Global Dynamic Income Fund (the “Fund,” “we,” “us” or “our”) is a diversified, closed-end management investment company. Our investment objective is to provide total return through a combination of capital appreciation and current income.
     We are offering an aggregate principal amount of $                     Series ___Calamos Notes in this prospectus supplement. This prospectus supplement is not complete and should be read in conjunction with our prospectus dated , 20___(the “prospectus”), which accompanies this prospectus supplement. This prospectus supplement does not include all information that you should consider before purchasing any Calamos Notes. You should read this prospectus supplement and our prospectus prior to purchasing any Calamos Notes.
     The notes offered in this prospectus supplement are referred to as “Calamos Notes.” Individual series of Calamos Notes are referred to as a “series.” Except as otherwise described in this prospectus supplement, the terms of this series and all other series are the same.
     Investing in Calamos Notes involves certain risks. See “Risk Factors” beginning on page ___ of the accompanying prospectus and on page ___ of this prospectus supplement.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Sales load	$	$
Proceeds to us (before expenses)(1)	$	$

(1)	Does not include offering expenses payable to us estimated to be $___.
     The underwriters expect to deliver the Calamos Notes in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about                     , 20___.
[UNDERWRITER(S)]

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___, 20___
     This prospectus supplement has been filed with the Securities and Exchange Commission (the “SEC”). Additional copies of this prospectus supplement, the prospectus, the statement of additional information dated                     , as supplemented from time to time, or the Fund’s annual or semi-annual reports are available by calling (800) 582-6959 or by writing to the Fund, or you may obtain copies (and other information regarding us) from the SEC’s web site (http://www.sec.gov). The Fund’s annual and semi-annual reports are also available on the Fund’s website at www.calamos.com, which provides a link to the SEC’s website where the Fund’s statement of additional information may be obtained. You also may e-mail requests for these documents to the SEC at publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.
     This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the prospectus. The prospectus gives more general information, some of which may not apply to this offering.
     If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.
     The Calamos Notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus Supplement
Prospectus

Prospectus Summary	1
Summary of Fund Expenses	15
Financial Highlights	16
Market And Net Asset Value Information	17
Use of Proceeds	18
The Fund	18
Investment Objective and Principal Investment Strategies	19
Leverage	28
Interest Rate Transactions	31
Risk Factors	32

S-2

Management of the Fund	43
Closed-End Fund Structure	45
Certain Federal Income Tax Matters	46
Net Asset Value	51
Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan	52
Description of Securities	55
Rating Agency Guidelines	60
Certain Provisions of the Agreement and Declaration of Trust And By-Laws	62
Plan of Distribution	63
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar	66
Legal Matters	66
Experts	66
Available Information	66
Table of Contents of the Statement of Additional Information	67
     You should rely on the information contained in or incorporated by reference in this prospectus supplement in making an investment decision. Neither we nor the underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these notes in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement is accurate only as of the date of this prospectus supplement, and that our business, financial condition and prospects may have changed since this date. We will amend or supplement this prospectus supplement to reflect material changes to the information contained in this prospectus supplement to the extent required by applicable law.
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
     This prospectus supplement, the accompanying prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement, as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.
     Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the prospectus accompanying this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended.
     Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the prospectus accompanying this prospectus supplement as well as in “Auction Risk” and “Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited” in “The Auction” section of this prospectus supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Calamos Notes.

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PROSPECTUS SUPPLEMENT SUMMARY
     This summary contains basic information about us but does not contain all of the information that is important to your investment decision. You should read this summary together with the more detailed information contained elsewhere in this prospectus supplement and accompanying prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page ___of the accompanying prospectus and on page ___of this prospectus summary.
The Fund
     Calamos Global Dynamic Income Fund is a diversified, closed-end management investment company. Throughout the prospectus, we refer to Calamos Global Dynamic Income Fund as the “Fund” or as “we,” “us,” or “our.” See “The Fund.” The Fund’s common shares are traded on the New York Stock Exchange under the symbol “CHW.” As of                     , 2008, the Fund had                      common shares outstanding and net assets of $                    . The Fund’s principal offices are located at 2020 Calamos Court, Naperville, Illinois 60563. We have a fiscal year ending October 31st.
     Our investment objective is to provide total return through a combination of capital appreciation and current income. There can be no assurance that we will achieve our investment objective. See “The Fund” in the accompanying prospectus.
     We commenced operations in June 2007 following our initial public offering. As of the date of this prospectus supplement, $50 million of Auction Market Preferred Shares outstanding.
Investment Adviser
     Calamos Advisors LLC (“Calamos”) is the Fund’s investment adviser. Calamos is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio securities. As of                     , 2008, Calamos managed approximately $                     billion in assets of individuals and institutions. Calamos is a wholly owned subsidiary of Calamos Holdings LLC (“Holdings”) and an indirect subsidiary of Calamos Asset Management, Inc., a publicly traded holding company.
     The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to ___% of the Fund’s average weekly managed assets. See “Management of the Fund” in the accompanying prospectus.
     The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois 60563.
The Offering

Calamos Notes offered by the Fund	$ aggregate principal amount of Series ___Calamos Notes. Series ___Calamos Notes will be sold in denominations of $ and any integral multiple thereof. The Series ___Calamos Notes are being offered by and , as underwriters. See “Underwriting.”

Use of proceeds	The Fund estimates the net proceeds of the offering of Series ___Calamos Notes, after payment of sales load and offering expenses, will be approximately $ .

The Fund will invest the net proceeds of any sales of securities in accordance with our investment objective and

S-4

policies. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) redeem any outstanding senior securities, including, to the extent any are outstanding, our Auction Market Preferred Shares, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make dividend and interest payments on preferred shares and debt securities, respectively. See “Investment Objective and Principal Investment Strategies” in the accompanying prospectus.

Risk factors	See “Risk Factors” and other information included in the accompanying prospectus and in this prospectus supplement, for a discussion of factors you should carefully consider before deciding to invest in the Calamos Notes.
USE OF PROCEEDS
     The Fund estimates the net proceeds of the offering of Calamos Notes, after payment of sales load and offering expenses, will be approximately $                    . The Fund will invest the net proceeds of any sales of securities in accordance with our investment objective and policies. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. We may also use proceeds from the sale of our securities to (i) retire all or a portion of any short-term debt we incur in pursuit of our investment objective and policies, (ii) redeem any outstanding senior securities, including, to the extent any are outstanding, our Auction Market Preferred Shares, and (iii) for working capital purposes, including the payment of interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make dividend and interest payments on preferred shares and debt securities, respectively. See “Investment Objective and Principal Investment Strategies” in the accompanying prospectus.
CAPITALIZATION
     The following table sets forth the capitalization of the Fund as of ___, 20___, and as adjusted, to give effect to the issuance of all the Calamos Notes offered hereby (including estimated offering expenses and sales load of $___). The sales load and offering expenses of the Calamos Notes will be effectively borne by common shareholders.

S-5

		As Adjusted
	Actual	Calamos Notes
Long-Term Debt
Calamos Notes, denominations of $______ or any multiple thereof

Extendible Senior Notes	$300,000,000

Shareholders Equity

Preferred Shares, no par value per share, $25,000 stated value per share, at liquidation value; unlimited shares authorized (no shares issued; and 2,000 shares issued, respectively)*	50,000,000

Common shares, no par value per share, unlimited shares authorized, ____ shares outstanding*

Undistributed net investment income

Accumulated net realized gain (loss) on investments

Net Unrealized appreciation (depreciation) on investments

Net Assets

*	None of these outstanding shares are held by or for the account of the fund
ASSET COVERAGE REQUIREMENTS
     The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for the preferred shares or debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Calamos does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.
DESCRIPTION OF CALAMOS NOTES
     Calamos Notes of each series will rank on a parity with any other series of Calamos Notes as to the payment of interest and distribution of assets upon liquidation. All Calamos Notes rank senior to our common and preferred shares as to the payment of interest and distribution of assets upon liquidation. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.
     The Series ___Calamos Notes will be issued pursuant to the indenture between the Fund and the trustee dated as of                     , 20___, as it may be supplemented from time to time (referred to herein collectively as the “Indenture”). The following summary sets forth certain general terms and provisions of the Indenture under which the Calamos Notes may be issued. The summary is not complete and is qualified in its entirety by the provisions of the Indenture, a more detailed summary of which is contained in Appendix ___to the statement of additional information, which is on file with the SEC. Whenever defined terms are used, but not defined in this prospectus supplement, the terms have the meaning given to them in Appendix ___to the statement of additional information.

S-6

General
     The Board of Directors has authorized us to issue the Series ___Calamos Notes representing indebtedness pursuant to the terms of the Indenture. Currently, the Indenture provides for the issuance of up to $                     aggregate principal amount of Series ___Calamos Notes. The principal amount of the Series ___Calamos Notes is due and payable on                     , 20___. The Series ___Calamos Notes, when issued and sold pursuant to the terms of the Indenture, will be issued in fully registered form without coupons and in denominations of $                     and any integral multiple thereof, unless otherwise provided in the Indenture. The Series ___Calamos Notes will be unsecured obligations of ours and, upon our liquidation, dissolution or winding up, will rank: (1) senior to our outstanding common shares and any outstanding preferred shares; (2) on a parity with any of our unsecured creditors, including any other series of Calamos Notes; and (3) junior to any of our secured creditors. The Calamos Notes may be subject to optional and mandatory redemption and acceleration of maturity, as described in the Indenture and the accompanying prospectus under “Description of Securities — Debt Securities — Events of Default and Acceleration of Maturity of Debt Securities; Remedies.”
     The Calamos Notes have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.
Unsecured Investment
     The Calamos Notes represent an unsecured obligation of ours to pay interest and principal, when due. We cannot assure you that we will have sufficient funds or that we will be able to arrange for additional financing to pay interest on the Calamos Notes when due or to repay the Calamos Notes at the Stated Maturity. Our failure to pay interest on the Calamos Notes when due or to repay the Calamos Notes upon the Stated Maturity would, subject to the cure provisions under the Indenture, constitute an event of default under the Indenture and could cause a default under other agreements that we may enter into from time to time. There is no sinking fund with respect to the Calamos Notes, and at the Stated Maturity, the entire outstanding principal amount of the Calamos Notes will become due and payable.
Securities Depository
     The nominee of the Securities Depository is expected to be the sole record holder of the Calamos Notes. Accordingly, each purchaser of Calamos Notes must rely on (1) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to receive interest payments and notices and (2) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to evidence its ownership of the Calamos Notes.
     Purchasers of Calamos Notes will not receive certificates representing their ownership interest in such securities. DTC initially will act as Securities Depository for the Agent Members with respect to the Calamos Notes.
Interest and Rate Periods
     Calamos Notes will bear interest from the Original Issue Date at the Applicable Rate and shall be payable on each Interest Payment Date thereafter. Interest will be paid through the Securities Depository on each Interest Payment Date. Interest on the Calamos Notes shall be payable when due as described in this prospectus supplement. If we do not pay interest when due, it will trigger an event of default under the Indenture (subject to the cure provisions), and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.
Redemption
     Optional Redemption. To the extent permitted under the 1940 Act, Delaware law and the Indenture, we may, at our option, redeem Calamos Notes, in whole or in part, out of funds legally available therefor, in accordance with the terms set forth in this prospectus supplement and the Indenture.

S-7

     Mandatory Redemption. Under certain circumstances described in this prospectus supplement and the Indenture, the Calamos Notes will be subject to mandatory redemption out of funds legally available therefor. The redemption price per Calamos Note in the event of any mandatory redemption will be not less than the principal amount, plus an amount equal to accrued but unpaid interest to the date fixed for redemption.
     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, we will file a notice of our intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date).
     If less than all of the outstanding Calamos Notes of a series are redeemed on any date, the amount per holder to be redeemed on such date will be selected by us on a pro rata basis in proportion to the principal amount of Calamos Notes held by such holder, by lot or by such other method as is determined by us to be fair and equitable.
     If Notice of Redemption has been given, then upon the deposit of funds with the Paying Agent sufficient to effect such redemption, interest on such Calamos Notes will cease to accrue and such Calamos Notes will no longer be deemed to be outstanding for any purpose and all rights of the holders of the Calamos Notes so called for redemption will cease and terminate, except the right of the holders of such Calamos Notes to receive the redemption price, but without any interest or additional amount.
     So long as any Calamos Notes are held of record by the nominee of the Securities Depository, the redemption price for such Calamos Notes will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.
     Notwithstanding the provisions for redemption described above, no Calamos Notes may be redeemed unless all interest in arrears on the outstanding Calamos Notes, and any of our indebtedness ranking on a parity with the Calamos Notes, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all Calamos Notes and all indebtedness ranking on a parity with the Calamos Notes must receive proportionate amounts. At any time we may purchase or acquire all the outstanding Calamos Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding Calamos Notes.
Payment of Proceeds Upon Dissolution, Etc.
     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) our liquidation, dissolution or other winding up, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) our assignment for the benefit of creditors or any other marshalling of assets and liabilities, then (after any payments with respect to our secured creditor outstanding at such time) and in any such event the holders of Calamos Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Calamos Notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the Calamos Notes, before the holders of any of our common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares, and to that end the holders of Calamos Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any of our other indebtedness being subordinated to the payment of the Calamos Notes, which may be payable or deliverable in respect of the Calamos Notes in any such case, proceeding, dissolution, liquidation or other winding up event.
     Unsecured creditors of ours may include, without limitation, service providers including the Adviser, Custodian, Broker-Dealers and Trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar

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transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.
UNDERWRITING
     [To be provided at the time of an offering.]
WHERE YOU CAN FIND MORE INFORMATION
     We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended , 20___. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.
     This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.
     Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.
LEGAL MATTERS
     Bell, Boyd & Lloyd LLP, Chicago, Illinois (“Bell Boyd”), is counsel to the Fund. Bell Boyd will pass on the legality of the securities to be offered hereby. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such matters will be passed upon by counsel to be identified in a prospectus supplement. Bell Boyd and counsel to the underwriters may rely on the opinion of                      for certain matters of Delaware law.
[UNAUDITED] FINANCIAL STATEMENTS AS OF , 20__

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$
Calamos Global Dynamic Income Fund
                     Notes (“Calamos Notes”)
$                     Series ___Due , 20___
PROSPECTUS SUPPLEMENT
                    , 20___
[Underwriter]

SUBJECT TO COMPLETION, DATED SEPTEMBER 11, 2008
THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT
COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL
THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION (“SEC”) IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL
INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT
SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE
OFFER OR SALE IS NOT PERMITTED.
CALAMOS GLOBAL DYNAMIC INCOME FUND
STATEMENT OF ADDITIONAL INFORMATION
     Calamos Global Dynamic Income Fund (the “Fund”) is a diversified, closed-end management investment company. This statement of additional information relates to the offering, on an immediate, continuous or delayed basis, of up to $180,000,000 aggregate initial offering price of common shares, preferred shares, and debt securities in one or more offerings. This statement of additional information does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated August  , 2008 and any related prospectus supplement. This statement of additional information does not include all information that a prospective investor should consider before purchasing any of the Fund’s securities, and investors should obtain and read the prospectus and any related prospectus supplement prior to purchasing such securities. A copy of the prospectus and any related prospectus supplement may be obtained without charge by calling 1-800-582-6959. You may also obtain a copy of the prospectus and any related prospectus supplement on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the same meanings ascribed to them in the prospectus and any related prospectus supplement.
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION
     This statement of additional information is dated       , 2008.
USE OF PROCEEDS
     The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below and in the prospectus. It is presently anticipated that the Fund will invest substantially all of the net proceeds in securities that meet the investment objective and policies within three months after completion of the offering. Pending such investment, the net proceeds may be invested in U.S. government securities and high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly.
INVESTMENT OBJECTIVE AND POLICIES
     The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund’s prospectus and provides additional information on the Fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, managed assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies.
     Primary Investments. Under normal circumstances, the Fund will invest primarily in a globally diversified portfolio of convertible instruments, common and preferred stocks, and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund may use other income-producing strategies, including options, swaps and other derivative instruments, for both investment and hedging purposes. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the managed assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on any preferred shares will not constitute a liability.
     Foreign Securities. The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. A significant portion of the Fund’s assets will be invested in foreign securities. A foreign issuer is a foreign government or company organized under the laws of a foreign country.
     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.
     Although the Fund intends primarily to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.
     The Fund may invest in the securities of issuers located in emerging market countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.
     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.
     Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies and the U.S. dollar. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in “speculative” currency exchange transactions.
     If the Fund enters into a forward contract, the Fund’s custodian will segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.
     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.
     Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions.
     Options on Securities, Indexes and Currencies. The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.
     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.
     The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
     OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund may sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the Securities and Exchange Commission (the “SEC”) currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is in the money) are illiquid.
     The Fund may also purchase and sell options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     The Fund will write call options and put options only if they are “covered.” For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.
     OTC options entered into by the Fund and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.
     If an option written by the Fund expires, the Fund will generally realize a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid, which will be short-term or long-term capital loss depending on the Fund’s holding period for the option.
     The Fund will realize a short-term capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will generally realize a short-term capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss, which in each case will be long-term or short-term depending on the Fund’s holding period for the option. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
     A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
     Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Fund to utilize options successfully will depend on Calamos’ ability to predict pertinent market investments, which cannot be assured.
     The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option’s life, the opportunity to profit from currency appreciation.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under “Options on Securities, Indexes and Currencies”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by Calamos.
     The Fund may purchase and sell call options on securities indices and currencies. All calls sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. As described more fully in the accompanying prospectus, this results in the potential for net asset value erosion. The Fund may purchase and sell put options on securities indices and currencies. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.
     Equity Securities. Equity securities include common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments.
     Preferred stocks involve credit risk, which is the risk that a preferred stock in the Fund’s portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain circumstances to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving income from that stock. The Fund must distribute, at least annually, all or substantially all of its net investment income, including income from such deferred distributions, to shareholders to avoid federal income and excise taxes. See “Certain Federal Income Tax Matters.” Therefore, if the Fund owns a preferred stock that is deferring its distributions, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements. In certain varying circumstances, an issuer may redeem its preferred stock prior to a specified date in the event of certain tax or legal changes or at the issuer’s call. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears for a specified number of periods.
     Equity securities of small and medium-sized companies historically have been subject to greater investment risk than those of large companies. The risks generally associated with small and medium-sized companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small and medium-sized company equity securities tend to be more volatile than prices of large company stocks. Further, the prices of small and medium-sized company equity securities are often adversely affected by limited trading volumes and the lack of publicly available information.
     High Yield Securities. The high yield securities in which the Fund may invest are rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or are unrated but determined by Calamos to be of comparable quality. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:
•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.
     Securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody’s means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor’s assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See Appendix A to this statement of additional information for a description of Moody’s and Standard & Poor’s ratings. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down turns in profitability in specific industries could adversely affect the ability of high yield issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.
     Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
     If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.
     Distressed Securities. The Fund may, but currently does not intend to, invest up to 5% of its managed assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s or CC or lower by Standard & Poor’s) or which are unrated investments considered by Calamos to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.
     Loans. The Fund may invest up to 5% of its managed assets in loan participations and other direct claims against a borrower. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.
     As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody’s or BB or lower by Standard & Poor’s), or may be unrated investments considered by Calamos to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
     Synthetic Foreign Money Market Positions. The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.
     Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
     A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints.
     Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
     Eurodollar Instruments and Samurai and Yankee Bonds. The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
     Convertible Securities. Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.
     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.
     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common shareholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.
     Synthetic Convertible Securities. Calamos may create a “synthetic” convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when Calamos believes that such a combination would better promote the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
     A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.
     The Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.
     Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Calamos’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.
     Futures Contracts and Options on Futures Contracts. The Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index 1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor’s 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the NYSE Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.
     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund’s securities or the price of the securities that the

[1]	A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund’s exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.
     The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.
     The success of any futures transaction depends on Calamos correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Calamos might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund’s broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing net asset value, the Fund will mark-to-market its open futures positions.
     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.
     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.
     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
     Limitations on Options and Futures. If other options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund’s investment objective.
     When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in the money until the option expires or is closed by the Fund.
     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.
     The Fund has claimed an exclusion from registration as a commodity pool under the Commodity Exchange Act (“CEA”) and, therefore, the Fund and its officers and trustees are not subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by Commodity Future Trading Commission (“CFTC”) regulations in effect from time to time and in accordance with the Fund’s policies.
     Swaps and Related Swap Products. Swap transactions may include, but are not limited to, interest rate, currency, securities index, basket, specific security, fixed income sectors, commodity swaps, asset-backed swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”). The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty. The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3-month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a “net basis,” and the Fund will receive or pay, as the case may be, only the net amount of the two payments.
     The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.
     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If Calamos is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so.
     Such occurrences could result in losses to the Fund. Calamos will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable. The Fund will earmark and reserve the Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of the Fund’s accrued obligations under the agreement. The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by Calamos. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.
     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.
     Credit Default Swaps. As described above, swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging typically from three to 10 years, although shorter or longer periods do exist. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event

(including a default of restructuring) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security) and by cash settlement of the transaction. CDS include credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities.
     Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
     If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.
     The use of CDS, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
     Warrants. The Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.
     Portfolio Turnover. Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.
     Short Sales. The Fund may attempt to hedge against market risk and to enhance income by selling short “against the box,” that is: (1) entering into short sales of securities that it currently has the right to acquire through the conversion or exchange of other securities that it owns, or to a lesser extent, entering into short sales of securities that it currently owns; and (2) entering into arrangements with the broker dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund’s short positions remain open. The Fund may make short sales of securities only if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.
     In a short sale against the box, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker dealer through which the short sale is executed, and the broker dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker dealer the securities sold short. In addition, the Fund is required to pay to the broker dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund’s custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.
     A short sale works the same way, except that the Fund places in the segregated account cash or U.S. government securities equal in value to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash or U.S. government securities required to be deposited with the broker as collateral. In addition, so long as the short position is open, the Fund must adjust daily the value of the segregated account so that the amount deposited in it, plus any amount deposited with the broker as collateral, will equal the current market value of the security sold short. However, the value of the segregated account may not be reduced below the point at which the segregated account, plus any amount deposited with the broker, is equal to the market value of the securities sold short at the time they were sold short.
     Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. Short sale transactions of the Fund involve certain risks. In particular, the imperfect correlation between the price movements of the convertible securities and the price movements of the underlying common stock being sold short creates the possibility that losses on the short sale hedge position may be greater than gains in the value of the portfolio securities being hedged. In addition, to the extent that the Fund pays a conversion premium for a convertible security, the Fund is generally unable to protect against a loss of such premium pursuant to a short sale hedge. In determining the number of shares to be sold short against the Fund’s position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. The Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) (and related Treasury regulations thereunder) may limit the degree to which the Fund is able to enter into short sales and other transactions with similar effects without triggering adverse tax consequences, which limitations might impair the Fund’s ability to achieve its investment objective. See “Certain Federal Income Tax Matters.”
     In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund’s short positions remain open.
     Interest Rate Transactions. In order to seek to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund, if market conditions are deemed favorable, likely will enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on any variable rate payment obligation on the Fund’s leverage. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short term interest rates could have on common share net earnings as a result of leverage.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily.
     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.
     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short term interest rates at that point in time, such a default could negatively impact the performance of the common shares.
     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that Calamos believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Calamos will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.
     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s portfolio.
     Under certain circumstances, the Fund may choose or be required to redeem some or all of the preferred shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.
     Swaps, Caps, Floors and Collars. The Fund may enter into interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, Calamos and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the “1940 Act”) and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by Calamos. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid, however, some swaps may be considered illiquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.
     Structured Products. The Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (“structured products”) backed by, or representing interests in, the underlying instruments. The term “structured products” as used herein excludes synthetic convertibles and interest rate transactions. See “Investment Objective and Policies — Synthetic Convertible Securities and Interest Rate Transactions.” The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.
     The Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage.
     Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently may be active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.
     “When Issued” and Delayed Delivery Securities and Reverse Repurchase Agreements. The Fund may purchase securities on a when issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Calamos deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when issued or delayed delivery basis.
     The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.
     At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid securities (cash, U.S. Government securities or other “high grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.
     Illiquid Securities. Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short term needs or incurring losses on the sale of illiquid securities.
     The Fund may invest in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Such investments may affect the Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.
     Temporary Defensive Investments. The Fund may make temporary investments without limitation when Calamos determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and other obligations of domestic banks having managed assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.
     Repurchase Agreements. As part of its strategy for the temporary investment of cash, the Fund may enter into “repurchase agreements” with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long-term investment. The Fund requires continuous maintenance by the custodian for the Fund’s account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
     Real Estate Investment Funds (“REITs”) and Associated Risk Factors. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.
     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
     REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.
     Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non U.S. investment companies if, as a result, (i) more than 10% of the Fund’s managed assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s managed assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.
     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
INVESTMENT RESTRICTIONS
     The following are the Fund’s fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 35% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). As long as preferred shares are outstanding, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class.
     The Fund may not:
(1)	Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(2)	Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(3)	Invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities.

(4)	Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(5)	Invest in physical commodities or contracts relating to physical commodities.

(6)	Act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio.

(7)	Make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(8)	Concentrate its investments in securities of companies in any particular industry as defined in the 1940 Act and the rules and interpretive positions of the SEC thereunder.
     All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund’s outstanding voting shares.
     Currently under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s managed assets). In addition, currently under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value plus any senior securities representing indebtedness. Currently under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s managed assets). Additionally, currently under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.
     In July 2008, the Fund filed an exemptive application with the SEC seeking an order under the 1940 Act that would permit the Fund to exceed certain asset coverage requirements imposed by the 1940 Act with respect to debt. The order, if granted, would provide for asset coverage restriction on debt to equal that currently imposed on equity, or no less than 300%. Such debt coverage relief, in any event, would not be granted for longer than a two-year period. If the Fund is unable to refinance such borrowings with an alternate form of equity-based senior security within two years of borrowing in reliance upon the order, the Fund would be forced to reduce its leverage until its borrowings have an asset coverage of no less than 300%. There can be no assurance that the Fund will receive the requested relief.
     Currently under the 1940 Act, the Fund is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors’ qualifying shares.
     Currently, under interpretive positions of the SEC, the Fund may not have on loan at any time securities representing more than one third of its total assets.
     Currently under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
     Currently, the Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry.
     Currently under the 1940 Act, a “diversified company” means a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and not more than 10% of the outstanding voting securities of such issuer.
     Under the 1940 Act, the Fund may invest up to 10% of its managed assets in the aggregate in shares of other investment companies and up to 5% of its managed assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. These limitations, however, do not apply to the purchase of shares of money market funds. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled “Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.
     In addition, to comply with federal income tax requirements for qualification as a “regulated investment company”, the Fund’s investments will be limited by both an income and an asset test. See “Certain Federal Income Tax Matters.”
     As a non-fundamental policy, the Fund may not issue preferred shares, borrow money or issue debt securities in an aggregate amount exceeding 38% of the Fund’s total assets.
MANAGEMENT OF THE FUND
Trustees and Officers
     The Fund’s Board of Trustees provides broad oversight over the Fund’s affairs. The officers of the Fund are responsible for the Fund’s operations. The Fund’s Trustees and officers are listed below, together with their age, positions held with the Fund, term of office and length of service and principal occupations during the past five years. Asterisks indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act, and they are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of other investment companies (17 U. S. registered investment portfolios) for which Calamos serves as investment adviser (collectively, the “Calamos Funds”). The address for all Independent and Interested Trustees and all officers of the Fund is 2020 Calamos Court, Naperville, Illinois 60563.
Trustees Who Are Interested Persons of the Fund:

		Portfolios	Principal Occupation(s) and Other
Name and Age	Position(s) with Fund	Overseen	Directorships
John P. Calamos, St., 67*	Trustee and President	20	Chairman, CEO, and Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees Who Are Not Interested Persons of the Fund:

Joe F. Hanauer, 71	Trustee (since inception)	20	Private investor; Chairman and Director, Move, Inc. (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management); and formerly Director, MAF Bancorp (bank holding company)

Weston W. Marsh, 58	Trustee (since inception)	20	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters (law firm)

John E. Neal, 58	Trustee (since inception)	20	Private investor; Managing Director, Bank One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential Trust (publicly-owned REIT); Partner, Private Perfumery LLC (private label perfume company), Linden LLC (health care private equity) and Greenspire Properties, LLC (private homebuilder and real estate development company)

William R. Rybak, 57	Trustee (since inception)	20	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm); Director PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust, JNL Variable Fund LLC and Trustee, Jackson National Life Funds**

		Portfolios	Principal Occupation(s) and Other
Name and Age	Position(s) with Fund	Overseen	Directorships
Stephen B. Timbers, 63	Trustee (since inception)	20	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N. A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation; formerly, Director, Northern Trust Securities, Inc.

David D. Tripple, 64	Trustee (since inception)	20	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and Calamos Financial Services LLC.

**	Overseeing 109 portfolios in fund complex

***	Overseeing two portfolios in fund complex
     The address of the Trustees is 2020 Calamos Court, Naperville, Illinois 60563.
     Officers. The preceding table gives information about Mr. John Calamos, who is president of the Fund. The following table sets forth each other officer’s name and age as of the date of this statement of additional information, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

Principal Occupation(s) and Other
Name and Age	Position(s) with Fund	Directorships
Nick P. Calamos, 46	Vice President (since inception)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

Nimish S. Bhatt, 45	Vice President and Chief Financial Officer (since 2008)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); Treasurer of the Fund (2002-2008); prior thereto, Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc.

Cheryl L. Hampton, 39	Treasurer (since 2007)	Vice President, Calamos Advisors (since March 2007); Tax Director, PricewaterhouseCoopers LLP (1999 – 2007)

Principal Occupation(s) and Other
Name and Age	Position(s) with Fund	Directorships
James J. Boyne, 42	Vice President (since 2008)	Senior Vice President, General Counsel and Secretary, CAM, CHLLC, Calamos Advisors (since 2008); Senior Vice President, General Counsel, Secretary and Chief Operating Officer, Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director, McDonnell Investment Management, LLC (2001 – 2008)

Stathy Darcy, 41	Secretary (since 2007)	Vice President and Associate Counsel, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)

Mark J. Mickey, 57	Chief Compliance Officer (since inception)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005); President, Mark Mickey Consulting (2002-2003)
     The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.
     The Fund’s Board of Trustees consists of seven members. In accordance with the Fund’s Agreement and Declaration of Trust, the Board of Trustees is divided into three classes of approximately equal size. The terms of the trustees of the different classes are staggered. The terms of Joe F. Hanauer, John E. Neal and David D. Tripple will expire at the annual meeting of shareholders in 2009. The term of Stephen B. Timbers and Weston W. Marsh will expire at the annual meeting of shareholders in 2010. The terms of John P. Calamos, Sr. and William R. Rybak will expire at the annual meeting of shareholders in 2011. Messrs. Rybak and Timbers are the Trustees who represent the holders of Auction Market Preferred Shares. Such classification of the Trustees may prevent the replacement of a majority of the Trustees for up to a two year period. Each of the Fund’s officers serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.
     Committees of the Board of Trustees. The Fund’s Board of Trustees currently has four standing committees:
     Executive Committee. Messrs. John Calamos and Stephen B. Timbers are members of the Executive Committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the Board, with certain exceptions.
     Audit Committee. Stephen B. Timbers, Joe F. Hanauer, John E. Neal, William R. Rybak, Weston W. Marsh and David D. Tripple, each a non-interested Trustee, serve on the Audit Committee. The Audit Committee approves the selection of the independent auditors to the Trustees, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Fund’s audit, determines whether to recommend to the Board that the Fund’s audited financial statements be included in the Fund’s annual report and responds to other matters deemed appropriate by the Board of Trustees.
     Governance Committee. Stephen B. Timbers, Joe F. Hanauer, John E. Neal, William R. Rybak, Weston W. Marsh and David D. Tripple, each a non-interested Trustee, serve on the Governance Committee. The Governance Committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for fund boards. The members of the Governance Committee make recommendations to the Board of Trustees regarding candidates for election as non interested Trustees. The Governance Committee will consider shareholder recommendations regarding potential candidates for nomination as Trustees properly submitted to the Governance Committee for its consideration. A Fund shareholder who wishes to nominate a candidate to the Fund’s Board of Trustees must submit any such recommendation in writing via regular mail to the attention of the Fund’s Secretary, at the address of the Fund’s principal executive offices. The shareholder recommendation must include:
•	the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•	a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•	information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Fund, Calamos or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the Committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Fund, if elected;

•	a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the Governance Committee in evaluating the candidate.
     The Governance Committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a Trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of a written request from the Governance Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Governance Committee is not required to consider such candidate. During periods when the Governance Committee is not actively recruiting new Trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the Governance Committee may dispose of the shareholder recommendation.

     Dividend Committee. Mr. Calamos serves as the sole member of the dividend committee. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.
     Valuation Committee. David D. Tripple, Stephen B. Timbers and Weston W. Marsh, each a non-interested Trustee, serve on the Valuation Committee. The Valuation Committee oversees the implementation of the valuation procedures adopted by the Board of Trustees. The members of the Valuation Committee make recommendations to the Board of Trustees regarding valuation matters relating to the Fund.
     In addition to the above committees, there is a Board of Trustees directed pricing committee comprised of officers of the Fund and employees of Calamos.
     The following table identifies the number of meetings the Board of Trustees and each committee held during the fiscal year ended October 31, 2007.

Number of Meetings During Fiscal Year
Ended October 31, 2007
Board of Trustees	6

Executive Committee	1

Audit Committee	5

Governance Committee	2

Dividend Committee	3

Valuation Committee	3
     The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any claim in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
     Compensation of Officers and Trustees. The Fund pays no salaries or compensation to any of its officers or to the Trustees who are affiliated persons of Calamos. The following table sets forth certain information with respect to the compensation paid to each Trustee by the Fund and the Calamos Fund Complex as a group. Compensation from the Fund is for the current calendar year and is estimated. Total compensation from the Calamos Fund Complex as a group is for the calendar year ended December 31, 2007.

	Estimated Aggregate	Total Compensation From
Name of Trustee	Compensation From Fund	Calamos Fund Complex(1)*
John P. Calamos, Sr.	$0	$0

Joe F. Hanauer	$5,693.80	$131,000

Weston W. Marsh	$5,942.64	$146,000

John E. Neal	$6,108.54	$154,000

	Estimated Aggregate	Total Compensation From
Name of Trustee	Compensation From Fund	Calamos Fund Complex(1)*
William R. Rybak	$5,901.16	$144,000

Stephen B. Timbers	$6,772.12	$186,000

David D. Tripple	$6,150.01	$156,000

(1)	Includes fees that may have been deferred during the year pursuant to a deferred compensation plan with Calamos Investment Trust. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the portfolios of the Calamos Investment Trust selected by the Trustee.

*	The Calamos Fund Complex consists of seven investment companies and each applicable series thereunder including the Fund, Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Global Total Return Fund.
     The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a Trustee who is not an “interested person” of Calamos and who has elected to participate in the Plan (“participating Trustees”) may defer receipt of all or a portion of his compensation from Fund in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating Trustee is credited to Trustee’s deferral account as of the business day such compensation would have been paid to the Trustee. The value of a Trustee’s deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the portfolios of Calamos Investment Trust as designated by the Trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the Trustee may elect to receive payments under the plan in a lump sum or in equal installments over a period of five years. If a participating Trustee dies, any amount payable under the Plan will be paid to the Trustee’s beneficiaries.
     Ownership of Shares of the Fund and Other Calamos Funds. The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the Calamos Fund Complex in the aggregate. The value of shares of the Calamos Funds is determined on the basis of the net asset value of the class of shares held as of December 31, 2007. The value of the shares held, are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee’s beneficial ownership of shares of the Calamos Fund Complex. Beneficial ownership is determined in accordance with the rules of the SEC.

Aggregate Dollar Range of Equity
Securities in all Registered
	Dollar Range of Equity	Investment Companies in the
Name of Trustee	Securities in the Fund	Calamos Funds
Interested Trustees:

John P. Calamos	Over $100,000	Over $100,000

Non-Interested Trustees

Joe F. Hanauer	None	Over $100,000

Weston W. Marsh	None	Over $100,000

John E. Neal	None	Over $100,000

Aggregate Dollar Range of Equity
Securities in all Registered
	Dollar Range of Equity	Investment Companies in the
Name of Trustee	Securities in the Fund	Calamos Funds
William Rybak	None	Over $100,000

Stephen B. Timbers	None	Over $100,000

David D. Tripple	$50,001-100,000	Over $100,000
     Code of Ethics. The Fund and Calamos have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, directors/Trustees and designated employees of Calamos and CFS. Employees of Calamos and CFS are permitted to make personal securities transactions, including transactions in securities that the Fund may purchase, sell or hold, subject to requirements and restrictions set forth in the code of ethics of Calamos and CFS. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos and CFS employees and the interests of investment advisory clients such as the Fund. Among other things, the code of ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel. Text only versions of the code of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may review and copy the code of ethics by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the code of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.
     Proxy Voting Procedures. The Fund has delegated proxy voting responsibilities to Calamos, subject to the Board of Trustees’ general oversight. The Fund expects Calamos to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best economic interests. Calamos has adopted its own Proxy Voting Policies and Procedures (“Policies”). The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the adviser and its affiliates.
     The following is a summary of the Policies used by Calamos in voting proxies.
     To assist it in voting proxies, Calamos has established a Committee comprised of members of its Portfolio Management and Research Departments. The Committee and/or its members will vote proxies using the following guidelines.
     In general, if Calamos believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos will vote in favor of proposals recommended by a company’s board. More specifically, Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.
     Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos will vote on a case-by-case basis on proposals presenting these transactions.
     Finally, Calamos has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Fund. These procedures provide that the Committee, along with Calamos’ Legal and Compliance Departments, will examine conflicts of interests with the Fund of which Calamos is aware and seek to resolve such conflicts in the best interests of the Fund, irrespective of any such conflict. If a member of the Committee has a personal conflict of interest, that member will refrain from voting and the remainder of the Committee will determine how to vote the proxy solely on the investment merits of any proposal. The Committee will then memorialize the conflict and the procedures used to address the conflict.
     The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund’s proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) without charge, upon request, by calling 1-800582-6959.
     You may obtain a copy a Calamos’ Policies by calling 1-800582-6959, by visiting the Fund’s website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, Illinois 60563, and on the SEC’s website at www.sec.gov.
Investment Adviser and Investment Management Agreement
     Subject to the overall authority of the Board of Trustees, Calamos provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs and supervises the business and affairs of the Fund and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (i) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (ii) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; (iii) assisting in the preparation and making of filings with the SEC and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, amendments to the Fund’s registration statement on Form N-2 and semi-annual reports on Form N-SAR and Form N-CSR; (iv) overseeing the tabulation of proxies by the Fund’s transfer agent; (v) assisting in the preparation and filing of the Fund’s federal, state and local tax returns; (vi) assisting in the preparation and filing of the Fund’s federal excise tax return pursuant to Section 4982 of the Code; (vii) providing assistance with investor and public relations matters; (viii) monitoring the valuation of portfolio securities and the calculation of net asset value; (ix) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (x) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; (xi) assisting in establishing the accounting policies of the Fund; (xii) assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith; (xiii) reviewing the Fund’s bills; (xiv) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (xv) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trustees.
     Under the investment management agreement, the Fund pays to Calamos a fee based on the average weekly managed assets that is accrued daily and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 0.80% of managed assets. Because the management fees paid to Calamos is based upon a percentage of the Fund’s managed assets, fees paid to Calamos are higher when the Fund is leveraged; thus, Calamos will have an incentive to use leverage. Because the fee reimbursement agreement is based on managed assets, to the extent we are engaged in leverage, the gross dollar amount of Calamos’ fee reimbursement obligations to us will increase. Calamos intends to use leverage only when it believes it will serve the best interests of the Fund’s shareholders.
     Under the investment management agreement, the Fund pays to Calamos a fee based on the average weekly managed assets that is computed weekly and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 1.00% of average weekly managed assets. Because the fees paid to Calamos are determined on the basis of the Fund’s managed assets, Calamos’ interest in determining whether to leverage the Fund may differ from the interests of the Fund.
     Under the terms of its investment management agreement with the Fund, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including Calamos’ overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund’s custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders’ and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund’s shares on the NYSE or any other national stock exchange.
     For the period ended October 31, 2007, the Fund paid $3,234,619 in advisory fees.
     The investment management agreement was initially approved by the Board of Trustees on May 16, 2007 and will remain in effect until August 1, 2009. Thereafter, the investment manager agreement will continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or Calamos upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.
     A discussion regarding the basis for the Board of Trustees’ decision to approve the renewal of the Investment Management Agreement is available in the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2007.
     The use of the name “Calamos” in the name of the Fund is pursuant to licenses granted by Calamos, and the Fund has agreed to change the names to remove those references if Calamos ceases to act as investment adviser to the Fund.

Portfolio Managers
     Calamos employs a team approach to portfolio management, with teams comprised generally of the Co-Chief Investment Officers (the “Co-CIOs”), senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs, directors and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. John P. Calamos, Sr., Co-CIO of Calamos, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes, Nick P. Calamos, Co-CIO of Calamos, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko are each senior strategy analysts, and Matthew Toms is Director of Fixed Income. The Co-CIOs, directors and senior strategy analysts are referred to collectively as “Team Leaders.”
     The Team Leaders also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below:
     The Fund’s Team Leaders are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

	Number of Other Accounts Managed and
	Assets by Account Type as of October 31, 2007*
	Registered
	Investment		Other Pooled		Other
Team Leader	Companies		Investment Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos, Sr.	22	$35,149,492,739	4	$297,610,723	22,371	$11,308,779,683
Nick P. Calamos	22	35,149,492,739	4	297,610,723	22,371	11,308,779,683
John P. Calamos, Jr.	20	34,678,281,091	4	297,610,723	22,371	11,308,779,683
John Hillenbrand	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683
Steve Klouda	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683
Jeff Scudieri	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683
Matthew Toms	3	1,344,675,707	0	—	0	—
Jon Vacko	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683

	Number of Other Accounts for which Advisory
	Fee is Performance Based as of October 31, 2007*
	Registered
	Investment		Other Pooled		Other
Team Leader	Companies		Investment Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos, Sr.	2	$565,845,779	3	$148,730,762	0	—
Nick P. Calamos	2	565,845,779	3	148,730,762	0	—
John P. Calamos, Jr.	2	565,845,779	3	148,730,762	0	—
John Hillenbrand	2	565,845,779	2	93,275,243	0	—
Steve Klouda	2	565,845,779	2	93,275,243	0	—
Jeff Scudieri	2	565,845,779	2	93,275,243	0	—
Matthew Toms	0	—	0	—	0	—
Jon Vacko	2	565,845,779	2	93,275,243	0	—

*	Each Team Leader may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Team Leader or members of his family have beneficial or pecuniary interest because no advisory relationship exists with Calamos or any of its affiliates.

     Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross-trades between the Fund and another account and allocation aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. However, if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos full brokerage discretion. Calamos and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Director of Compliance on a monthly basis.
     The Team Leaders advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Team Leader to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Team Leaders from such accounts due to under-realized appreciation as well as realized gains in the client’s account.
     As of October 31, 2007, Team Leaders John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. receive all of their compensation from Calamos Asset Management, Inc. Each has entered into employment agreements that provide for compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary, ranging from 300% to 600%, with a maximum annual bonus opportunity of 150% of the target bonus. For example, the discretionary target bonus for a Team Leader who earns $100,000 would range from $300,000 to $600,000 and the Team Leader’s maximum annual bonus opportunity would range from $450,000 to $900,000. Also, due to the ownership and executive management positions with Calamos and its parent company, additional multiple corporate objectives are utilized to determine the discretionary target bonus for John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. For 2007, the additional corporate objectives were: marketing effectiveness, as measured by redemption rate compared to an absolute target; advisory fee revenues, measured by growth in revenues; operating efficiencies, as measured by operating margin percentage compared to a ranking of the top operating margins of companies in the industry; and stock price performance.
     As of October 31, 2007, John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko, and, as of March 2007, Matthew Toms, receive all of their compensation from Calamos. They each receive compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary.
     The amounts paid to all Team Leaders and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Team Leaders’ compensation structure does not differentiate between the funds and other accounts managed by the Team Leaders, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the Team Leaders. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos.

     All Team Leaders are eligible to receive annual equity awards under a long-term incentive compensation program. With respect to John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr., the target annual equity awards are set at a percentage of base salary. With respect to John Hillenbrand, Steve Klouda, Jeff Scudieri, Matthew Toms and Jon Vacko, the target annual equity awards are each set at a percentage of the respective base salaries.
     Historically, the annual equity awards granted under the long-term incentive compensation program have been comprised of stock options and restricted stock units. The stock options and restricted stock units issued to date have vested annually in one-third installments beginning in the fourth year after the grant date and each award has been subject to accelerated vesting under certain conditions. Unless terminated early, the stock options have a ten-year term.
     At October 31, 2007, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1a(a)(2) under the Securities Exchange Act of 1934 (“the 1934 Act”) shares of the Fund having value within the indicated dollar ranges.

Fund
John P. Calamos	$100,001 - $500,000

Nick P. Calamos	None

John P. Calamos, Jr.	None

John Hillenbrand	None

Steve Klouda	None

Jeff Scudieri	None

Matthew Toms	None

Jon Vacko	None
Fund Accountant
     Under the arrangements with State Street Bank and Trust Company (“State Street”) to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Fund and such other funds advised by Calamos that may be part of those arrangements (the Fund and such other funds are collectively referred to as the “Calamos Funds”). For the services rendered to the Calamos Funds, State Street receives fees based on the combined managed assets of the Calamos Funds (“Combined Assets”). State Street receives a fee at the annual rate of 0.009% for the first $5.0 billion of Combined Assets, 0.0075% for the next $5.0 billion of Combined Assets, 0.005% for the next $5.0 billion of Combined Assets and 0.0035% for the Combined Assets in excess of $15.0 billion. Each fund of the Calamos Funds pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each fund.
     Calamos, and not State Street, will provide the following financial accounting services to Calamos Funds: management of expenses and expense payment processing; monitor the calculation of expense accrual amounts for any fund and make any necessary modifications; coordinate any expense reimbursement calculations and payment; calculate yields on the funds in accordance with rules and regulations of the SEC; calculate net investment income dividends and capital gains distributions; calculate, track and report tax adjustments on all assets of each fund, including but not limited to contingent debt and preferred trust obligations; prepare excise tax and fiscal year distributions schedules; prepare tax information required for financial statement footnotes; prepare state and federal income tax returns; prepare specialized calculations of amortization on convertible securities; prepare year-end dividend disclosure information; calculate trustee deferred compensation plan accruals and valuations; and prepare Form 1099 information statements for Board members and service providers. For providing those financial accounting services, Calamos will receive a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of the average daily net assets of the Calamos Funds; 0.0150% on the next $1 billion of the average daily net assets of the Calamos Funds; and 0.0110% on the average daily net assets of the Calamos Funds above $2 billion (“financial accounting service fee”). Each fund of the Calamos Funds will pay its pro-rata share of the financial accounting service fee payable to Calamos based on relative managed assets of each fund.
PORTFOLIO TRANSACTIONS
     Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
     In executing portfolio transactions, Calamos uses its best efforts to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.
     The Trustees have determined that portfolio transactions for the Fund may be executed through CFS, an affiliate of Calamos, if, in the judgment of Calamos, the use of CFS is likely to result in prices and execution at least as favorable to the Funds as those available from other qualified brokers and if, in such transactions, CFS charges the Fund commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions. The Board of Trustees, including a majority of the Trustees who are not “interested” trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to CFS are consistent with the foregoing standard. The Fund will not effect principal transactions with CFS.
     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available and such other policies as the Trustees may determine, Calamos may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.
     In allocating the Fund’s portfolio brokerage transactions to unaffiliated broker-dealers, Calamos may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos believes these services have substantial value, they are considered supplemental to Calamos’ own efforts in the performance of its duties under the management agreement. As permitted by Section 28(e) of the 1934 Act, Calamos may cause the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by Calamos to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos may indirectly benefit from the provision of these services to Calamos, and the Fund may indirectly benefit from services provided to Calamos as a result of transactions for other clients.
     The Fund paid $0 in aggregate brokerage commissions for the fiscal year ended October 31, 2007, including $0 to CFS, which represented 0% of the Fund’s aggregate brokerage fees paid for the respective fiscal year, and 0% of the Fund’s aggregate dollar amount of transactions involving brokerage commissions for the respective fiscal year.
Portfolio Turnover
     Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. For the fiscal year ended October 31, 2007, the portfolio turnover rate was 9%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See “Certain Federal Income Tax Matters.”
NET ASSET VALUE
     Net asset value per share is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern time), on the last business day in each week. Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.
     The values of the securities in the Fund are based on market prices from the primary market in which they are traded. As a general rule, equity securities listed on a U.S. securities exchange are valued at the last current reported sale price as of the time of valuation. Securities quoted on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Bonds and other fixed-income securities that are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected this will ordinarily be the over-the-counter market. The foreign securities held by the Fund are traded on exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of foreign securities is determined at the close of trading of the exchange on which the securities are traded or at the close of trading on the NYSE, whichever is earlier. If market prices are not readily available or the Fund’s valuation methods do not produce a value reflective of the fair value of the security, securities and other assets are priced at a fair value as determined by the Board of Trustees or a committee thereof, subject to the Board of Trustees’ responsibility for any such valuation.
REPURCHASE OF COMMON SHARES
     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.
     Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the

Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.
     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board of Trustees would have to comply with the 1934 Act, the 1940 Act and the rules and regulations thereunder.
     Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is not currently anticipated that the Board of Trustees would authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased.
     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.
     In addition, a purchase by the Fund of its common shares will decrease the Fund’s total managed assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.
     Before deciding whether to take any action if the common shares trade below net asset value, the Fund’s Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.
FEDERAL INCOME TAX MATTERS
     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of the Fund’s securities. This discussion only addresses certain U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, regulated investment companies, insurance companies, brokers and dealers in securities or foreign currencies, certain securities traders, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.
Federal Income Taxation of the Fund
     The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not pay U.S. federal income tax on investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gains timely distributed to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, less certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over the sum of net short-term capital loss and any capital loss carryforward), it will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually, all or substantially all of its investment company taxable income, net tax-exempt interest, if any, and net capital gain.
     If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated in the same manner as a regular corporation subject to U.S. federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and noncorporate shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2010 under Section 1(h)(11) of the Code, as described below.
     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income for a calendar year and its capital gains for the one-year period generally ending on October 31 of such calendar year if it fails to meet certain distribution requirements with respect to that year. The Fund intends to make distributions in a timely manner and in an amount sufficient to avoid such tax and accordingly does not expect to be subject to this excise tax.
     In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in (i) above (each, a “Qualified Publicly Traded Partnership”) (the “90% income test”). For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in certain such entities.

     In addition to the 90% income test, the Fund must also diversify its holdings (the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or in the securities of one or more Qualified Publicly Traded Partnerships.
     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.
     If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments held for the production of such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of equity interests in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. These investments could also result in the treatment as ordinary income of associated gains on a sale of the investment. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. Tax elections may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its U.S. federal income tax liability or maximize its return from these investments.
     If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.
     The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. Such market discount will not constitute qualified dividend income.
     The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The U.S. federal income tax laws are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

     The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, swaps and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor its transactions and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument, swap or other similar investment, and if the Fund deems it advisable, will make appropriate elections in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.
     The Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.
     The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.
     The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to federal income tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
     The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, however, more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stock or securities in foreign corporations, and the Fund distributes at least 90% of its investment company taxable income and net tax exempt interest, the Fund may file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their U.S. federal taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income tax liability. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Fund will notify its shareholders of the amount of (i) each shareholder’s pro rata share of foreign income taxes paid by the Fund, if any, and (ii) the portion of the Fund’s dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit. Shareholders should consult their own tax advisors regarding the potential application of foreign tax credits.
Common Shares and Preferred Shares
     Common Share Distributions. Unless a shareholder is ineligible to participate or elects otherwise, all distributions on common shares will be automatically reinvested in additional common shares of the Fund pursuant to the Automatic Dividend Reinvestment Plan (the “Dividend Reinvestment Plan”). For U.S. federal income tax purposes, dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Plan in additional shares of the Fund. Distributions of investment company taxable income (determined without regard to the deduction for dividends paid), which includes dividends, taxable interest, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are, except as discussed below, taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. A portion of such dividends may qualify for the dividends received deduction available to corporations under Section 243 of the Code and the reduced rate of taxation under Section 1(h)(11) of the Code that applies to qualified dividend income received by noncorporate shareholders. For taxable years beginning on or before December 31, 2010, qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible for treatment as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund for the dividends received by the shareholder to be eligible for such treatment. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective for taxable years beginning on or before December 31, 2010. Thereafter, unless Congress enacts legislation providing otherwise, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, but rather will be taxed at ordinary federal income tax rates, which reach a current maximum rate of 35%. Distributions of net capital gain, if any, are taxable as long term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.
     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder.
     If a shareholder’s distributions are automatically reinvested pursuant to the Dividend Reinvestment Plan and the plan agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Dividend Reinvestment Plan and the plan agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives. At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
     Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.
     Preferred Share Distributions. Under present law and based in part on the fact that there is no express or implied agreement between or among a broker-dealer or any other party, and the Fund or any owners of preferred shares, that the broker-dealer or any other party will guarantee or otherwise arrange to ensure that an owner of preferred shares will be able to sell his or her shares, it is anticipated that the preferred shares will constitute stock of the Fund for federal income tax purposes, and thus distributions with respect to the preferred shares (other than distributions in redemption of the preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Except in the case of net capital gain distributions, such dividends generally will be taxable at ordinary income tax rates to holders of preferred shares but may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code and the reduced rates of federal income taxation that apply to qualified dividend income received by noncorporate shareholders under Section 1(h)(11) of the Code. Distributions designated by the Fund as net capital gain distributions will be taxable as long-term capital gain regardless of the length of time a shareholder has held shares of the Fund. Please see the discussion above on qualified dividend income, dividends received deductions and net capital gain.
     The character of the Fund’s income will not affect the amount of dividends to which the holders of preferred shares are entitled to receive. Holders of preferred shares are entitled to receive only the amount of dividends as determined by periodic auctions. For U.S. federal income tax purposes, however, the IRS requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the common shares and preferred shares as consisting of particular types of income (e.g., net capital gain and ordinary income), in accordance with each class’ proportionate share of the total dividends paid to both classes. Thus, each year the Fund will designate dividends qualifying for the corporate dividends received deduction, qualified dividend income, ordinary income and net capital gains in a manner that allocates such income between the preferred shares and common shares in proportion to the total dividends made to each class with respect to such taxable year, or otherwise as required by applicable law. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for federal income tax purposes as derived from income from the prior year will be treated as dividends “paid” in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as “paid” in the prior year for purposes of determining a class’s proportionate share of a particular type of income. However, the private ruling is not binding on the IRS, and there can be no assurance that the IRS will respect such treatment. Each shareholder will be notified of the allocation within 60 days after the end of the year.
     Although the Fund is required to distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid), the Fund is not required to distribute net capital gains to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the “net undistributed capital gain”). Please see the discussion above on undistributed capital gains. However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the preferred shares for U.S. federal income tax purposes. Until and unless the Fund receives acceptable guidance from the IRS or an opinion of counsel as to the allocation of the net undistributed capital gain between the common shares and the preferred shares, the Fund intends to distribute its net capital gain for any year during which it has preferred shares outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of preferred shares are entitled.
     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared.
     Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares. Distributions in excess of current and accumulated earnings and profits of the Fund are treated first as return of capital to the extent of the shareholder’s basis in the shares and, after the adjusted basis is reduced to zero, will be treated as capital gain to a shareholder who holds such shares as a capital asset.
     If the Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.
     Sales of Fund Shares. Sales and other dispositions of the Fund’s shares are taxable events for shareholders that are subject to federal income tax. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the amount received for such shares and their adjusted tax basis in the shares sold. If such shares are held as a capital asset at the time of sale, the gain or loss will generally be a long-term capital gain or loss if the shares have been held for more than one year, if not held for such period, a short-term capital gain or loss. Similarly, a redemption (including a redemption by the Fund resulting from liquidation of the Fund), if any, of all of the shares (common and preferred) actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax law rules of constructive ownership as owning) any common or preferred shares of the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, if several conditions imposed by Section 302(b) of the Code are satisfied. This ability to deduct capital losses may be limited.
     Gain or loss will generally be long-term capital gain or loss if the shares disposed of were held for more than one year and will be short-term capital gain or loss if the shares disposed of were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. shareholder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after December 31, 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
     Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends) or other substantially identical stock or securities within a period of 61 days beginning

30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale for U.S. federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.
     Federal Income Tax Withholding. Federal law requires that the Fund withhold, as “backup withholding,” 28% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable.
     Other Matters. Treasury regulations provide that if a shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for a shareholder who is an individual, S corporation or trust or $10 million or more for a corporate shareholder in any single taxable year (or $20 million or more in any combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
     The description of certain federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or resident aliens or U.S. corporations, partnerships, trusts or estates who are subject to U.S. federal income tax on a net income basis). Investors other than U.S. persons, including non-resident alien individuals, may be subject to different U.S. federal income tax treatment. With respect to such persons, the Fund must generally withhold U.S. federal withholding tax at the rate of 30% (or, if the Fund receives certain certifications from such non-U.S. shareholder, such lower rate as prescribed by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund generally is not required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. Legislation has been introduced that would extend this exemption through taxable years beginning before January 1, 2010. However, it cannot be predicted whether such legislation will be enacted. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS ON THESE MATTERS AND ON ANY SPECIFIC QUESTION OF U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS BEFORE MAKING AN INVESTMENT IN THE FUND.
Debt Securities
     Under present law, it is anticipated that our debt securities will constitute indebtedness for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.
     Payments or accruals of interest on debt securities generally will be taxable to holders as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with the holder’s regular method of accounting for federal income tax purposes.
     Initially, a holder’s tax basis in debt securities acquired generally will be equal to the cost to acquire such debt securities. This basis will increase by the amounts, if any, that the holder includes in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When the holder sells or exchanges any of its debt securities, or if any of the debt securities are redeemed, the holder generally will recognize gain or loss equal to the difference between the amount realized on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and the tax basis in the debt securities relinquished.
     Except as discussed below with respect to market discount, the gain or loss recognized on the sale, exchange or redemption of any debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after December 31, 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
     If a holder purchases debt securities at a cost greater than their stated principal amount, plus accrued interest, the holder will be considered to have purchased the debt securities at a premium, and generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If the holder makes the election to amortize the premium, it generally will apply to all debt instruments held at the beginning of the first taxable year to which the election applies, as well as any debt instruments that were subsequently acquired. In addition, the holder may not revoke the election without the consent of the IRS. If the holder elects to amortize the premium, it will be required to reduce its tax basis in the debt securities by the amount of the premium amortized during its holding period. If the holder does not elect to amortize premium, the amount of premium will be included in the holder’s tax basis in the debt securities. Therefore, if the holder does not elect to amortize the premium and holds the debt securities to maturity, the holder generally will be required to treat the premium as a capital loss when the debt securities are redeemed.
     If the holder purchases debt securities at a price that reflects a “market discount,” any principal payments on, or any gain that the holder realized on the disposition of, the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time such debt securities were held. “Market discount” is defined under the Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, the holder may be required to defer the deduction of all or a portion of any interest paid on any indebtedness incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at the election of the holder, under a constant yield method.
     The holder may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If the holder elects to include market discount on a current basis, the interest deduction deferral rule described above will not apply and the holder will increase its basis in the debt security by the amount of market discount included in gross income. If the holder does make such an election, it will apply to all market discount debt instruments acquired on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.
     Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.
     We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If a holder is a non-U.S. Holder, it may have to comply with certification procedures to establish its non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.
     Taxation of Non-U.S. Holders. If a holder is a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to the holder provided that (1) interest paid on the debt securities is not effectively connected with the holder’s conduct of a trade or business in the United States, (2) the holder is not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Code, (3) the holder does not actually or constructively own 10 percent or more of the combined voting power of all classes of our stock entitled to vote, (4) the holder is not a controlled foreign corporation that is related, directly or indirectly, to us through stock ownership, and (5) the holder satisfies the certification requirements described below.
     To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.
     Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.
     Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption will not apply to a holder if their gain is effectively connected with the conduct of a trade or business in the U.S. or the holder is an individual holder and is present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either the holder’s gain is attributable to an office or other fixed place of business that the holder maintain in the U.S. or the holder has a tax home in the United States.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR
     The Fund’s securities and cash are held under a custodian agreement with The Bank of New York, One Wall Street, New York, New York 10286. The transfer agent, dividend disbursing agent and registrar for the Fund’s shares is also The Bank of New York.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                              serves as our independent registered public accounting firm.                                           provides audit and audit-related services and consultation in connection with the review of our filing with the SEC.
ADDITIONAL INFORMATION
     A Registration Statement on Form N-2, including amendments thereto, relating to the securities offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus, prospectus supplement and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the securities offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus, prospectus supplement and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.
ADDITIONAL INFORMATION CONCERNING THE AGREEMENT
AND DECLARATION OF TRUST
     The Fund’s Agreement and Declaration of Trust provides that the Fund’s Trustees shall have the power to cause each shareholder to pay directly, in advance or arrears, for charges of the Fund’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. The Fund has no present intention of relying on this provision of the Agreement and Declaration of Trust and would only do so if consistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

APPENDIX A – DESCRIPTION OF RATINGS1
Moody’s Prime Rating System
     Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.
     Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
     Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
     Leading market positions in well-established industries. High rates of return on funds employed. Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.
     Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
     Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.
     In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.
Moody’s Debt Ratings
     Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa-rated securities appear somewhat larger than those securities rated Aaa.

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
     Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
     Moody’s assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:
     1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
     2) Notes allowing for negative coupons, or negative principal.
     3) Notes containing any provision which could obligate the investor to make any additional payments.
     Market participants must determine whether any particular note is rated, and if so, at what rating level.
     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Standard & Poor’s Short-Term Issue Credit Ratings
     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
     D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Standard & Poor’s Long-Term Issue Credit Ratings
     Issue credit ratings are based, in varying degrees, on the following considerations:
-	Likelihood of payment-capacity and willingness of the obligator to meet its financial commitment on an obligation in accordance with the terms of the obligation;

-	Nature of and provisions of the obligation;

-	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     CC: An obligation rated CC is currently highly vulnerable to nonpayment.
     C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.
     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks
     Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

PART C — OTHER INFORMATION
ITEM 25: FINANCIAL STATEMENTS AND EXHIBITS
1.	Financial Statements:
       The Registrant’s (i) audited statement of assets and liabilities and statement of operations as of October 31, 2007, notes to such statements and report of independent public accountants thereon, (ii) unaudited statement of assets and liabilities as of April 30, 2008, and (iii) unaudited statement of operations and unaudited statement of changes in net assets, in each case for the six months ended April 30, 2008, will be filed by amendment.
2.	Exhibits:

a.1.	Agreement and Declaration of Trust. (1)
a.2.	Certificate of Trust. (1)
b.	By-Laws. (1)
c.	None.
d.1	Form of Common Share Certificate. (3)
d.2	Form of Preferred Share Certificate. (2)
d.3	Form of Note. (2)
d.4	Indenture of Trust. (2)
d.5	Form of Supplemental Indenture of Trust. (2)
e.	Terms and Conditions of the Dividend Reinvestment Plan. (3)
f.	None.
g.	Investment Management Agreement with Calamos Advisors LLC. (3)
h.1	Form of Underwriting Agreement relating to Common Shares. (4)
h.2	Form of Master Agreement Among Underwriters relating to Common Shares. (3)
h.3	Form of Master Selected Dealers Agreement relating to Common Shares. (3)
h.4	Form of Underwriting Agreement relating to Preferred Shares. (2)
h.5	Form of Underwriting Agreement relating to Notes. (2)
i.	None.
j.1.	Custody Agreement. (3)
j.2.	Foreign Custody Manager Agreement. (3)
k.1	Stock Transfer Agency Agreement. (3)
k.2	Financial Accounting Services Agreement. (3)
k.3	Master Services Agreement. (3)
k.4	Form of DTC Representations Letter relating to Preferred Shares and Notes. (2)
l.	Opinion of (2)
m.	None.
n.	Consent of Auditors. (2)
o.	Not applicable.
p.	Subscription Agreement. (3)
q.	None.
r.	Code of Ethics. (3)
s.	Powers of Attorney. (4)

(1)	Incorporated by reference to Registrant’s initial Registration Statement on Form N-2 (1933 Act File No. 333-142056) as filed with the SEC on April 12, 2007.

(2)	To be filed by amendment.

(3)	Incorporated by reference to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-142056) as filed with the SEC on June 22, 2007.

(4)	Filed herewith.

Part C – Page 1

ITEM 26: MARKETING ARRANGEMENTS
     Reference will be made to the forms of underwriting agreement for the Registrant’s common shares, preferred shares and notes to be filed in an amendment to the Registrant’s Registration Statement.
ITEM 27: OTHER OFFERING EXPENSES AND DISTRIBUTION
     The following table sets forth the estimated expenses to be incurred in connection with all offerings described in this Registration Statement:

*
Registration fees		*
Printing (other than certificates)		*
FINRA fees		*
Rating Agency fees		*
Accounting fees and expenses		*
Legal fees and expenses		*
Miscellaneous		*

Total	$	*

*	To be completed by amendment.
ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
     None.
ITEM 29. NUMBER OF HOLDERS OF SECURITIES
     As of                     , the number of record holders of each class of securities of the Registrant was

NUMBER OF
RECORD
TITLE OF CLASS	HOLDERS
Common shares (no par value)	*
Auction Market Preferred Shares (Liquidation Preference $25,000 per share)	*
Series M	*
Series T	*
Series W	*
Series TH	*
Series W	*
Series TH	*
Series F	*

*	To be completed by amendment.

Part C – Page 2

ITEM 30. INDEMNIFICATION
     The Registrant’s Agreement and Declaration of Trust (the “Declaration”), dated March 30, 2007, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, employee, Trustee, agent or the like of another organization in which it has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith and in a manner the person reasonably believed to be or not opposed to the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (D) by a vote of a majority of the Outstanding Shares entitled to vote (excluding any Outstanding Shares owned of record or beneficially by such individual).
     The Declaration also provides that if any shareholder or former shareholder of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Registrant, its Trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.
     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant’s expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
     The information in the statement of additional information under the caption “Management—Trustees and Officers” is incorporated by reference.

Part C – Page 3

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
     All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment manager, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563, at the offices of the custodian, 100 Church Street, New York, New York 10286 or at the offices of the transfer agent, 111 8th Avenue, New York, New York 10011 5201.
ITEM 33. MANAGEMENT SERVICES
     Not applicable.
ITEM 34. UNDERTAKINGS
1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
2. Not applicable.
3. Not applicable.
4. The securities being registered will be offered on a delayed or continuous basis in reliance on Rule 415 under the 1933 Act. Accordingly, the Registrant undertakes:
     (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
          (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
          (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
          (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
     (b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
     (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
     (d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

Part C – Page 4

     (e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:
     The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
          (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;
          (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
          (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
5. (a) For the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.
     (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant’s statement of additional information.

Part C – Page 5

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Naperville and State of Illinois, on the 11th day of September, 2008.

CALAMOS GLOBAL DYNAMIC INCOME FUND
By:	/s/ John P. Calamos
John P. Calamos,
Trustee and President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date(s) indicated.

Name	Title		Date

/s/ John P. Calamos	Trustee and President (principal executive officer))		September 11, 2008
John P. Calamos		)
)
* Joe F. Hanauer	Trustee	) )
)
* Weston W. Marsh	Trustee	) )
)
* John E. Neal	Trustee	) )
)
* William Rybak	Trustee	) )
)
* Stephen B. Timbers	Trustee	) )
)
* David D. Tripple	Trustee	) )
)
/s/ Nimish S. Bhatt Nimish S. Bhatt	Vice President and Chief Financial Officer	) )	September 11, 2008
)

*	John P. Calamos signs this document pursuant to powers of attorney filed herewith

By:	/s/ John P. Calamos
John P. Calamos
Attorney-In-Fact
September 11, 2008

Part C — Page 6